                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                                     FERRO
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

[FERRO LOGO]


                                                  FERRO CORPORATION
                                                  100O LAKESIDE AVENUE
                                                  CLEVELAND, OHIO 44114-1147 USA
                                                  TELEPHONE: (216) 641-8580
                                                  FACSIMILE: (216) 875-7266





                                                                  March 26, 2003



Dear Shareholder:

     I cordially invite you to attend the Annual Meeting of Shareholders of Ferro Corporation, which will be held on Friday, April 25, 2003. The meeting will be held at Ferro's headquarters located at 1000 Lakeside Avenue, Cleveland, Ohio, and will begin at 8:00 a.m. (Cleveland time).

     The items proposed for action by the shareholders at the meeting are the election of three Directors, the ratification of the appointment of our independent auditors, and the approval of a new Long-Term Incentive Compensation Plan. The following pages contain a description of these matters and include information about our Directors, officers and independent auditors.

     Regardless of the number of shares you own, your participation is important. I would urge you to vote as soon as possible by telephone, the Internet or mail, even if you plan to attend the meeting. You may revoke your proxy at any time before the meeting regardless of your voting method. If you choose, you may also vote your shares personally at the meeting. In any case, your vote is important.

     I look forward to seeing you at the Annual Meeting.

                                        Very truly yours,



                                        HECTOR R. ORTINO
                                        Chairman and
                                        Chief Executive Officer

WHO IS SOLICITING MY PROXY WITH THIS PROXY STATEMENT?

     The Board of Directors of Ferro is soliciting your proxy in connection with our Annual Meeting of Shareholders.

WHERE AND WHEN WILL THE MEETING BE HELD?

     This year's meeting will be held on Friday, April 25, 2003, at our headquarters at 1000 Lakeside Avenue in Cleveland, Ohio. The meeting will begin at 8:00 a.m. (Cleveland Time).

WHAT WILL BE VOTED ON AT THE MEETING?

     Three items will be considered at the meeting. They are -

     (1)  Election of three Directors for terms ending in 2006,

     (2) Ratification of the appointment of independent auditors for the current year, and

     (3)  Approval of the 2003 Long-Term Incentive Compensation Plan

WHO IS ENTITLED TO VOTE AT THE MEETING?

     The record date for this meeting is March 3, 2003. On that date, we had 40,226,975 shares of Common Stock (which have a par value of $1.00 per share) and 685,229 shares of Series A ESOP Convertible Preferred Stock (which have no par value) outstanding. Each of these shares will be entitled to one vote at the meeting. (The Common Stock and Series A ESOP Convertible Preferred Stock will vote together as a single class.)

HOW DO I VOTE?

     You may cast your votes in person at the meeting or by any one of the following ways:

     BY TELEPHONE: You may call the toll-free number (1-800-542-1160) printed on your proxy card. Follow the simple instructions and use the personalized control number printed on your proxy card to vote your shares. You will be able to confirm that your vote has been properly recorded. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to return your proxy card.

     OVER THE INTERNET: You may visit the web site (www.votefast.com) printed on your proxy card. Follow the simple instructions and use the personalized control number printed on your proxy card to vote your shares. You will be able to confirm that your vote has been properly recorded. Internet voting is available 24 hours a day. If you vote over the Internet, you do not need to return your proxy card.

     BY MAIL: You may mark, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope.

WHAT IF I CHANGE MY MIND BEFORE THE MEETING?

     If you change your mind, you may revoke your proxy by giving us notice either in writing before the meeting or at the meeting itself. (If you do revoke your proxy during the meeting, it will not, of course, affect any vote that has already been taken.)

                                 PROXY STATEMENT

     This document is the Proxy Statement of the Board of Directors of Ferro Corporation in connection with the Annual Meeting of Shareholders to be held on Friday, April 25, 2003, at Ferro's headquarters at 1000 Lakeside Avenue, Cleveland, Ohio, at 8:00 a.m. (Cleveland Time).


================================================================================

                              CORPORATE GOVERNANCE

          Ferro's Board has long followed, both formally and informally, corporate governance principles designed to assure that the Board, through its membership, composition, and committee structure, is able to provide informed, competent and independent oversight of the company.

          In light of the enactment of the Sarbanes-Oxley Act, the development of new listing standards by the New York Stock Exchange, and the on-going public discourse over the governance of modern American companies, the Board is currently reviewing Ferro's corporate governance policies and committee charters to assure that the Board meets fully its responsibilities to our shareholders and the investing public.

          When new listing standards have been adopted by the NYSE and approved by the SEC, the Board intends to consider and adopt new corporate governance principles, new guidelines for determining the independence of its members, and revised committee charters. As soon as they have been adopted, Ferro will post the new principles, guidelines and charters, as well as Ferro's legal and ethical conduct policies, on our website at www.ferro.com.

          As part of this process, the Board will also review the composition of its committees and qualifications of the members of those committees. At this time, we expect that all of the current members of both the Audit Committee and the Compensation & Organization Committee will (as they do today) fully qualify as "independent" directors under the listing standards and SEC rules, as well as under the Board's new independence guidelines. We also expect that each of the Board's committees will be comprised of individuals who possess the requisite qualifications and expertise to meet the corporate governance standards established under the Sarbanes-Oxley Act, the SEC rules and the NYSE listing standards.

================================================================================


                              ELECTION OF DIRECTORS

          The first item that will be considered at the Annual Meeting is the election of three Directors for terms ending in 2006.

BACKGROUND

     Our Board has ten Directors divided into three classes. The Directors in each class are elected for terms of three years so that the term of office of one class of Directors expires at each Annual Meeting. The following pages contain information about our Directors (both the nominees for re-election and the Directors whose terms will expire in later years).

NOMINEES FOR ELECTION AT THIS ANNUAL MEETING

     The current terms of office of Dr. Jennie S. Hwang, Hector R. Ortino and Padmasree Warrior will expire on the day of this Annual Meeting (as soon as they or their successors are elected). The Board has nominated each of these incumbents for re-election at this Annual Meeting. Following is information about these three Directors:

                     JENNIE S. HWANG, Ph.D.

                     Age:                             55

                     First Became a Ferro Director:   2001

[PHOTO]              Current Term Expires:            This Annual Meeting

                     Common Shares Owned:             3,209 Shares

                     Committee Assignments:           Audit Committee
                                                      Strategy & Technology
                                                      Committee

Biographical Information:

Since 1994, Dr. Hwang has served as President of H-Technologies Group, Inc., an intellectual property and service company in the microelectronics industry. Dr. Hwang is also a co-founder of FreeDonation.com, Inc. Before establishing these companies, Dr. Hwang held various executive positions with Lockheed Martin Corp., Hanson PLC (SCM Corp.), The Sherwin-Williams Company and International Electronic Materials Corp., a manufacturing company she founded and later sold. Dr. Hwang holds advanced degrees in liquid crystals and chemistry and a Ph.D. in engineering. She is an invited columnist for SMT magazine (a globally-circulated trade magazine), and has served as National President of the Surface Mount Technology Association. She also is a member of the National Academy of Engineering. Dr. Hwang is also a board member of Second Bancorp, Inc., Singapore Asahi Chemical Industries, Pte. Ltd., Cleveland State University Foundation, and Case Western Reserve University.

                        HECTOR R. ORTINO

                        Age:                             60

                        First Became a Ferro Director:   1993

                        Current Term Expires:            This Annual Meeting

[PHOTO]                 Common Shares Owned:             598,224 Shares(1)

                        Series A ESOP Convertible        3,974 Shares
                          Preferred Shares

                        Committee Assignment:            Executive Committee
                                                         (Chair)

Biographical Information:

Mr. Ortino has been Ferro's Chairman and Chief Executive Officer since 1999. Mr. Ortino began his career with Ferro Argentina in 1971 and held several financial and operating positions in Argentina and Mexico. In 1983, he moved to Cleveland and served in several progressively more responsible financial and administrative positions, including Executive Vice President and Chief Financial-Administrative Officer. In 1996, he was named Ferro's President and Chief Operating Officer. Before joining Ferro, Mr. Ortino was with Columbia Broadcasting Systems Inc., Argentina and Pfizer, Inc., Argentina.

Mr. Ortino is also a director of Parker Hannifin Corporation (a producer of motion and control components for commercial, industrial and aerospace markets) and New York Life Insurance Company (a mutual life insurance company).



----------------------------
(1) The shares reported as owned by Mr. Ortino include shares that he owns beneficially but not of record. An individual is deemed to be the beneficial owner of shares over which he exercises or shares voting power or investment power. The number of shares reported above for Mr. Ortino includes 109,500 shares issued to him under the Performance Share Plan that are subject to risk of forfeiture based upon the terms of that plan and 387,299 shares that may be acquired by Mr. Ortino pursuant to exercisable stock options as of May 2, 2003.

                    PADMASREE WARRIOR

                    Age:                                42

                    First Became a Ferro Director:      2002

[PHOTO]             Current Term Expires:               This Annual Meeting

                    Common Shares Owned:                2,711 Shares

                    Committee Assignments:              Finance Committee
                                                        Strategy & Technology
                                                        Committee

Biographical Information:

On January 1, 2003, Ms. Warrior became Senior Vice President & Chief Technology Officer of Motorola, Inc., an integrated communications and embedded electronic solutions company. Previously, Ms. Warrior was Corporate Vice President and General Manager for Motorola's Energy Systems Group, where she was responsible for all aspects of the business, and General Manager for Thoughtbeam, Inc., a wholly-owned subsidiary of Motorola, where she led the effort to commercialize research efforts relating to compound semiconductor materials.

Prior to these assignments, Ms. Warrior was Corporate Vice President and Chief Technology Officer for Motorola's Semiconductor Products Sector where she led the sector's global research and development organization and was responsible for the sector's technology strategy and embedded systems solutions.

     All three of the nominees above have agreed to stand for re-election. While we have no reason to believe that any of these nominees will be unable or unwilling to serve at the time of the Annual Meeting, in the unlikely event any of them does not stand for re-election, the Board will reduce the authorized number of Directors.

DIRECTORS CONTINUING IN OFFICE

          The following are the Directors who will continue in office after the Annual Meeting:

                MICHAEL H. BULKIN

                Age:                                64

                First Became a Ferro Director:      1998

[PHOTO]         Current Term Expires:               2004

                Common Shares Owned:                23,455 Shares

                Committee Assignments:              Compensation &
                                                    Organization Committee
                                                    (Chair)
                                                    Executive Committee

Biographical Information:

Mr. Bulkin is a private investor. In 1965, he joined McKinsey & Company, Inc. (an international management consulting firm). He became a principal in 1970 and was elected a director in 1976. While serving with McKinsey & Company, Mr. Bulkin held several leadership positions including Managing Director of various offices, Chairman of the Partner Evaluation and Compensation Committee and member of the Shareholders Committee, Executive Committee, Strategy Development Committee, Professional Personnel Committee and Partner Election Committee. Mr. Bulkin retired from McKinsey & Company in 1993.

In 1994, Mr. Bulkin became a director of Bunge Limited, a global food and agribusiness company operating in the farm-to-consumer food chain. He is also currently an advisor to Three Cities Research (a private investment company) where he has served as a director of portfolio companies. Mr. Bulkin also serves as a director of American Bridge Company, a privately-held engineering, manufacturing and construction company, and Specified Technologies Inc., a privately-held fire stopping products company.


                SANDRA AUSTIN CRAYTON

                Age:                              55

                First Became a Ferro Director:    1994

[PHOTO]         Current Term Expires:             2005

                Common Shares Owned:              26,720 Shares

                Committee Assignments:            Compensation & Organization
                                                  Committee Executive Committee
                                                  Strategy & Technology
                                                  Committee (Chair)

Biographical Information:

Ms. Crayton is the retired President and CEO, of PhyServ, LLC, a healthcare billing, collections, receivables and information company.

Between 1981 and 1988, Ms. Crayton served as the Director of Planning, Vice President and President of the Huron Road Hospital in Cleveland. In 1988, Ms. Crayton was appointed Senior Vice President and General Manager of the Medical/Surgical and Psychiatry Management Centers of University Hospitals of Cleveland. From 1990 to 1994, Ms. Crayton served as the Executive Vice President and Chief Operating Officer of The University of Chicago Hospitals. In 1994, she was appointed President of Caremark Clinical Management Services, a division of Caremark Rx, Inc. In 1995, Ms. Crayton was named President of Caremark Physician Services, a division of Caremark, Inc., which provides physician practice management services. Between 1997 and 1999, Ms. Crayton was President and Chief Executive Officer of Sedona Health Care Group, Inc. In 1999, she became President and CEO of PhyServ LLC and retired from that position on June 1, 2001, when the company was sold.

Ms. Crayton also serves as a director of National City Corporation and Cancer Treatment Centers of America.

                WILLIAM B. LAWRENCE

                Age:                                58

                First Became a Ferro Director:      1999

[PHOTO]         Current Term Expires:               2005

                Common Shares Owned:                11,228 Shares

                Committee Assignments:              Audit Committee (Chair)
                                                    Executive Committee

Biographical Information:

Before the sale of TRW Inc. to Northrop Grumman in December 2002, Mr. Lawrence served as TRW's Executive Vice President, General Counsel & Secretary. TRW was a provider of advanced technology products and services for the global automotive, aerospace and information systems markets.

Mr. Lawrence first joined TRW in 1976 as counsel specializing in securities and finance. He became Senior Counsel in 1978 and in 1980 was named Vice President, Law, for TRW's Industrial and Energy Sector. Mr. Lawrence was named Vice President and Assistant General Counsel of TRW in 1985. From 1986 to 1987, he also served as Vice President, Law, for TRW's space and defense businesses. In 1989, Mr. Lawrence was appointed Executive Vice President of Planning, Development and Government Affairs. He was named to his final position with TRW in 1997.


                MICHAEL F. MEE

                Age:                                60

                First Became a Ferro Director:      2001

[PHOTO]         Current Term Expires:               2004

                Common Shares Owned:                5,617 Shares

                Committee Assignments:              Finance Committee (Chair)
                                                    Compensation & Organization
                                                    Committee

Biographical Information:

At the time of his retirement in March 2001, Mr. Mee served as Executive Vice President and Chief Financial Officer of Bristol-Myers Squibb Company, a pharmaceutical and related health care products company. Mr. Mee joined Bristol-Myers Squibb in 1994 as its Chief Financial Officer. In 1998, he assumed additional responsibility for Corporate Development. In 1999, he assumed responsibility for Global Business Services, was made Executive Vice President and became a member of the Office of the Chairman in 2000. Before joining Bristol-Myers Squibb, Mr. Mee was involved in the reorganization of Wang Laboratories as Chairman of the Board and earlier as Executive Vice President and Chief Financial Officer of the company. Prior to joining Wang Laboratories in 1990, he was Senior Vice-President and Chief Financial Officer of the Norton Company and Chairman of its Eastman Christensen Oil Field Services subsidiary. Before joining Norton Company in 1985, Mr. Mee was Vice President and Controller of Monsanto Company, and he served in other financial assignments with the Company prior to this position.

Mr. Mee also serves as a director of Lincoln National Corporation, an insurance and financial services company.

                WILLIAM J. SHARP

                Age:                                61

                First Became a Ferro Director:      1998

[PHOTO]         Current Term Expires:               2004

                Common Shares Owned:                19,467 Shares

                Committee Assignments:              Audit Committee
                                                    Compensation & Organization
                                                    Committee

Biographical Information:

Mr. Sharp serves as a consultant to various private equity groups. In 2001, Mr. Sharp retired as President of North American Tire for The Goodyear Tire & Rubber Company, a tire, engineered rubber products and chemicals manufacturer.

Mr. Sharp began his career with Goodyear in 1964. Following various assignments in the United States and abroad, He was named Director of European Tire Production in 1984. He was appointed Vice President of Tire Manufacturing in 1987 and later Executive Vice President of Product Supply in 1991. In 1992, he became President and General Manager of Goodyear's European Regional Operations. He was elected President of Goodyear Global Support Operations in 1996.


                DENNIS W. SULLIVAN

                Age:                                64

                First Became a Ferro Director:      1992

[PHOTO]         Current Term Expires:               2005

                Common Shares Owned:                33,980 Shares

                Committee Assignments:              Finance Committee
                                                    Executive Committee
                                                    Strategy & Technology
                                                    Committee

Biographical Information:

Mr. Sullivan began his career with Parker Hannifin Corporation, a producer of motion and control components for commercial, industrial and aerospace markets, in 1960. He became Group Vice President in 1972, President of the Fluid Connectors Group in 1976, Corporate Vice President in 1978, President of the Fluidpower Group in 1979, and President of the Industrial Sector in 1980.

In 1981, he was named to his current position as Parker Hannifin's Executive Vice President. In that position, Mr. Sullivan is responsible for Parker Hannifin's worldwide marketing and is a member of the Office of the CEO.

Mr. Sullivan is a director of Parker Hannifin and KeyCorp (a bank holding company).

                ALBERTO WEISSER

                Age:                                  47

                First Became a Ferro Director:        2000

[PHOTO]         Current Term Expires:                 2004

                Common Shares Owned:                  5,632 Shares

                Committee Assignments:                Audit Committee
                                                      Finance Committee


Biographical Information:

Mr. Weisser is Chairman and Chief Executive Officer of Bunge Limited, a global food and agribusiness company operating in the farm-to-consumer food chain.

Mr. Weisser joined Bunge as Chief Financial Officer in July 1993. In 1999, he was appointed Chief Executive Officer and then Chairman later in the year. He has served as a member of the Bunge Board of Directors since May 1997. Before joining Bunge, Mr. Weisser served in various finance-related positions in Germany, the United States, Mexico, and Brazil for the BASF Group for 15 years.

Mr. Weisser is also a member of the Board of Directors of Rabobank's North American Agribusiness Advisory Board.

BOARD MEETINGS AND ATTENDANCE

     The Board met six times in 2002. Committees of the Board met from time to time upon call of the Chairman of the Board or individual Committee Chairs. During 2002, each Director attended at least 75% of the total number of meetings of the Board and the committees on which he or she served.

BOARD COMMITTEES

     The Directors have five committees as follows:

-    AUDIT COMMITTEE

     The Audit Committee is responsible for appointing Ferro's independent auditors and for assisting the Board with oversight of Ferro's financial statement reporting processes, performance of Ferro's internal audit and risk management functions, and compliance with Ferro's legal and ethical conduct policies. The Audit Committee is not, however, responsible for conducting audits, preparing financial statements, or reviewing or assuring accuracy of any financial statements or filings, all of which remain the responsibility of management or the independent auditors.

     A copy of the Audit Committee's current charter was included in the 2001 Proxy Statement. As noted on page 1 above, the Board intends to review the charter of the Audit Committee in connection with its overall review of Ferro's corporate governance principles.

     The members of the Audit Committee are Dr. Hwang and Messrs. Lawrence, Sharp, and Weisser. Mr. Lawrence serves as the Chair. Each member of the Audit Committee is "independent" under the requirements of section 301 of the Sarbanes-Oxley Act of 2002, as well as standards contained in the New York Stock Exchange's corporate governance rule proposals and currently-proposed SEC rules. Each member of the Audit Committee has experience in financial and accounting matters. The Audit Committee met three times in 2002, in addition to conference calls made in advance of the release of Ferro's quarterly results.

    The Audit Committee's report is on page 11 below.

-   COMPENSATION & ORGANIZATION COMMITTEE

     The Compensation & Organization Committee is responsible for recommending to the Board corporate governance principles for Ferro and for making recommendations to the Board as to criteria and qualifications for new Board members, nominees for appointment or election as Directors, composition of committees, the Chairs of each committee, and compensation of Directors. The Committee is also responsible for setting the compensation of Ferro's executive management and recommending to the Board compensation for Ferro's Chief Executive Officer. (The Chief Executive Officer does not participate in Board deliberations concerning his or her own compensation.)

     In its role as the nominating body for the Board, the Committee reviews the credentials of potential Director candidates, conducts interviews and makes formal recommendations to the Board of Directors for the annual and any interim election of Directors. In making its recommendations, the Committee considers a variety of factors, including background, experience, diversity, independence and compatibility with existing Board members. (Any shareholder recommendations for members of the Board of Directors should be submitted in writing to our Secretary.)

     Ms. Crayton and Messrs. Bulkin, Mee and Sharp are the members of the Compensation & Organization Committee, with Mr. Bulkin serving as the Chair. The Compensation & Organization Committee met four times in 2002.

     All members of the Compensation & Organization Committee meet the independence standards contained in the New York Stock Exchange corporate governance rule proposals.

     The Compensation & Organization Committee's report is on pages 17 to 19 below.

-    FINANCE COMMITTEE

     The Finance Committee reviews our financial plans and recommends actions to management and/or the Board of Directors, as the Committee deems appropriate. The Finance Committee reviews our identified worldwide financing requirements and our plans to meet such requirements. The Finance Committee reviews our projected worldwide cash flow, our financial objectives and strategies, and major acquisitions, as well as investment performance of our pension plans. In addition, the Committee reviews and approves our annual capital appropriation budget.

     The Finance Committee met two times in 2002. Ms. Warrior and Messrs. Mee, Sullivan and Weisser are the members of the Finance Committee, with Mr. Mee serving as the Chair.

-   STRATEGY & TECHNOLOGY COMMITTEE

     The Strategy & Technology Committee, which met two times in 2002, reviews Ferro's technology initiatives and advises management with respect to strategies for commercializing promising technologies. Ms. Crayton, Dr. Hwang, Ms. Warrior and Mr. Sullivan are members of the Strategy & Technology Committee, with Ms. Crayton serving as the Chair.

-   EXECUTIVE COMMITTEE

     The Executive Committee meets only in special or emergency circumstances that arise between Board meetings. Ms. Crayton and Messrs. Bulkin, Lawrence, Ortino and Sullivan are members of the Executive Committee, with Mr. Ortino serving as the Chair. The Executive Committee did not meet during 2002.

DIRECTOR COMPENSATION

     In 2002 each Director who is not an employee of Ferro was paid an annual fee of $30,000. In addition, Directors (other than employee Directors) were paid an attendance fee of $1,500 for meetings of the Board and $1,000 for each meeting of its committees. The Chairs of Board committees are each paid an additional annual fee of $4,000. In addition, in 2002 Ferro granted each Director an option to purchase 2,500 shares of Common Stock under the existing Stock Option Plan.

     Directors may defer their fees into a Ferro Common Stock account. Amounts so deferred are invested in Ferro Common Stock and dividends on those shares are reinvested in Ferro Common Stock. Ferro distributes the amounts in a Director's deferred account after he or she retires or otherwise leaves the Board.

VOTE REQUIRED

     Unless cumulative voting is requested, the election of Directors will be by a plurality of shares present and voting at the Annual Meeting.

     If the election of Directors is by cumulative voting (see page 27 below), then the three nominees who receive the highest number of votes cast on a cumulative basis will be elected.

BOARD RECOMMENDATION

     The Board recommends that you vote FOR the election of Dr. Hwang, Mr. Ortino and Ms. Warrior. Unless you instruct otherwise on your proxy card or telephone or Internet voting instructions, your proxy will be voted in accordance with the Board's recommendation.

     If the election of Directors is by cumulative voting (see page 27 below), however, the persons appointed by your proxy intend to cumulate the votes represented by the proxies they receive and distribute such votes in accordance with their best judgment.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The second item that will be considered at the Annual Meeting is the ratification of the appointment of KPMG LLP to serve as Ferro's independent auditors for the fiscal year ending December 31, 2003.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has reviewed and discussed with Ferro's management and KPMG LLP, Ferro's independent auditors, the audited financial statements of the Company for the fiscal year ended December 31, 2002. The Audit Committee has also discussed with KPMG all matters required by generally accepted auditing standards to be discussed. The Audit Committee has received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1, has discussed with KPMG its independence, and has concluded that KPMG is independent.

     Based on the review and discussions noted above, the Audit Committee recommended to the Board that the audited financial statements be included in Ferro's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

                                     Respectfully submitted,

                                     William B. Lawrence, Chair
                                     William J. Sharp
                                     Dr. Jennie S. Hwang
                                     Alberto Weisser

AUDIT COMMITTEE APPOINTMENT AND RATIFICATION

     The Audit Committee has sole responsibility for the appointment and compensation of Ferro's independent auditors. KPMG served as our auditors for the fiscal year ended December 31, 2002. The Audit Committee has appointed KPMG to continue as Ferro's auditors for the current year. The Board is asking the shareholders to ratify this appointment.

     Representatives of KPMG will be at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

AUDITOR FEES FOR 2002

     KPMG billed the Company aggregate fees of $3,376,869 for the year ended December 31, 2002. These fees were for the following services:


--------------------------------------------------------------------------------
     AUDIT FEES    AUDIT-RELATED FEES      TAX FEES      ALL OTHER SERVICES
--------------------------------------------------------------------------------
    $ 2,081,083         $ 231,786         $ 1,064,000            $ 0
--------------------------------------------------------------------------------

     The Audit Committee has reviewed all non-audit services and has concluded that the provision of these non-audit services is compatible with maintaining KPMG's independence.

     The "Audit-Related Fees" above related principally to work performed by KPMG with respect to Ferro's benefit plans and assistance KPMG provided in connection with physical inventories performed as part of the sale of Ferro's powder coatings businesses. The "Tax Fees" above related principally to tax compliance and transactional tax analyses.

     During 2002, we did not engage KPMG to perform any "financial systems design" or "implementation" services.

VOTE REQUIRED

     The affirmative vote of a majority of the shares present and voting at the meeting is necessary for ratification of the Audit Committee's appointment of KPMG as Ferro's independent auditors for the year ending December 31, 2003.

BOARD RECOMMENDATION

     The Board recommends you vote FOR ratification of the appointment of KPMG as Ferro's independent auditors. Unless you instruct otherwise on your proxy card, telephone or Internet voting instructions, your proxy will be voted in accordance with the Board's recommendation.

                                APPROVAL OF A NEW
                      LONG-TERM INCENTIVE COMPENSATION PLAN

     The third item that will be considered at the Annual Meeting is the proposed approval of the 2003 Long-Term Incentive Compensation Plan (the "Plan"). (See Exhibit A at pages A-1 to A-7 below for the entire text of the proposed Plan.)

SUMMARY OF THE LONG-TERM INCENTIVE COMPENSATION PLAN

     Purpose. The purpose of the Plan is to promote Ferro's long-term financial interests and growth by attracting, retaining and motivating high quality executive personnel and Directors and aligning their interests with those of our shareholders.

     Plan Administration. The Plan will be administered by the Compensation & Organization Committee or such other committee as the Board may from time to time designate. The Committee will have such additional authority as the Board determines from time to time is necessary or desirable in order to further the purposes of the Plan.

     Awards to Executive Personnel. The Committee (and in some cases the Chief Executive Officer) will be responsible for selecting the executive personnel who will participate in the Plan, determine the type(s) and number of award(s) to be made to each participant, and the terms, conditions and limitations applicable to each award.

     Types of Awards. The Plan will authorize several different types of long-term incentives, including the following:

     - Stock Options. Stock options entitle a participant to purchase shares of our Common Stock at a fixed price over a pre-established period of time. The Plan will authorize the award of both incentive stock options and nonstatutory stock options as the Committee determines. Incentive stock options may be granted only to employees of Ferro and subsidiary corporations that are at least 50%-owned, directly or indirectly, by Ferro. The exercise price of stock options will not be less than the per share fair market value of our Common Stock on the date the option is granted and thereafter the option price may not be changed. No stock option will be exercisable more than ten years after it is granted.

     - Stock Appreciation Rights. A stock appreciation right entitles a participant to receive a payment, in cash or Common Stock, equal to the appreciation in market value of a stated number of shares of Common Stock from the price established at the time of grant to the fair market value on the date of exercise or surrender. Once granted, the initial value of a stock appreciation right may not be changed so as to increase its value.

     - Restricted Shares. Restricted shares are shares of Common Stock that are forfeitable if certain conditions are not satisfied. No restriction period applicable to restricted shares may be less than 12 months.

     - Performance Shares. Performance shares are represented either by forfeitable shares of Common Stock issued at the time of grant or by phantom performance shares. Performance shares will be earned upon satisfaction of pre-established performance targets over a performance period (usually three years) established by the Committee. At the end of the applicable performance period, the performance shares will be converted into Common Stock, cash, or a combination of Common Stock and cash, or forfeited, based on whether and to what extent the pre-established performance targets have been achieved. Performance targets may be established based upon various financial and stock performance measures established by the Committee.

     - Common Stock Awards. The Committee is authorized to make awards in the form of Common Stock or on a basis valued in whole or in part by reference to, or otherwise based upon, Common Stock.

     Stock Options for Directors. Each year under the Plan, Ferro may grant Directors who are not employees of Ferro or any of its subsidiaries or affiliates options to purchase such number of shares of Common Stock as is recommended by the Committee and approved by the Board. The option exercise price of Director Stock Options will be the per share fair market value of the Common Stock on the date of the grant, as determined by the Committee. The terms and conditions of each Director Stock Option will be contained in a written option agreement.

     Shares Subject to the Plan. The shares of Common Stock to be issued under the Plan may be either authorized but unissued shares or previously issued shares reacquired by Ferro and held as treasury shares. Subject to allowed adjustments upon changes in capitalization, the number of shares of Common Stock reserved for awards under the Plan will be 3,250,000 shares of Common Stock. Each performance share will be considered as a share of Common Stock counted against the maximum number of shares of Common Stock reserved for awards under the Plan, whether represented by forfeitable Common Stock or by phantom performance shares.

     Limitations. The Plan contains certain limitations on awards under the Plan, including the following:

     - No more than 200,000 shares of Common Stock will be available for issuance with respect to incentive stock options,

     - No more than 500,000 shares of Common Stock will be available for issuance with respect to restricted shares, performance shares, or Common Stock awards,

     - No more than 300,000 shares of Common Stock may be awarded to any single participant during any 12-month period in the form of stock options or stock appreciation rights,

     - The payout to any single participant under a performance share award granted during any 12-month period may not exceed 100,000 shares of Common Stock, and

     - Awards (other than the grant of stock options or performance shares) to any single participant during any 12-month period may not exceed 100,000 shares of Common Stock.

     Change of Control. The Plan has special provisions concerning a "Change in Control" of Ferro. Those special provisions include the following:

     - All stock options and stock appreciation rights will become fully exercisable,

     - All restrictions and conditions with respect to all awards of restricted shares will be deemed fully released or satisfied, except as set forth below,

     - All previously established performance targets for performance shares will be deemed to have been met at 100% of the award level, and

     - During a restriction period or during a performance period, participants will be entitled to receive a prorata portion of the award that would have been distributed to them at the end of the applicable restriction period or performance period.

In connection with a Change of Control, Ferro may make payments to participants in cash based upon the higher of (i) the closing price on the date of the Change of Control or (ii) the highest price actually paid in connection with the Change of Control.

     Amendment or Termination. The Board of Directors will have the power to amend, modify or terminate the Plan under certain circumstances. The Board will not have the power to change an option price nor the initial value of a stock appreciation right.

     Federal Income Tax Consequences. Ferro believes generally that awards under the Plan will have the following consequences under current U.S. Federal income tax laws:

     - Incentive Stock Options. A participant will not recognize any taxable income on grant or exercise of an incentive stock option. The exercise of an incentive stock option may, however, result in the imposition of the alternative minimum tax. Ferro is not entitled to a deduction on grant or exercise of an incentive stock option unless the participant disposes of the shares within 12 months after exercise.

     - Other Awards. A participant will not recognize any taxable income on grant of non-statutory stock options, stock appreciation rights, restricted shares or performance shares. On exercise of non-statutory stock options or stock appreciation rights, on expiration of a restriction period for restricted shares, or on expiration of a performance period for performance shares, the participant will recognize compensation income and Ferro will be entitled to a deduction equal to the value of the Common Stock or cash the participant receives (minus, in the case of a non-statutory stock option, the option exercise price paid by the participant).

     Effective Date and Term of Plan. The Plan was adopted by the Board as of January 1, 2003, subject to approval by the shareholders at this Annual Meeting. No new awards may be made under the Plan after December 31, 2012.

     Status of Grants Under Prior Plans. If the Plan is approved, no further grants may be made under Ferro's Employee Stock Option Plan or under Ferro's 1997 Performance Share Plan. Outstanding options and performance shares shall not be affected by shareholder approval of this Plan.

2003 ALLOCATIONS

     In February 2003, the Board approved the following allocation of stock options and performance shares to Ferro officers and employees:

                    2003 OPTION AND PERFORMANCE SHARE AWARDS


     ---------------------------------------------------------------------------------
                                                   OPTIONS      PERFORMANCE SHARES
     ---------------------------------------------------------------------------------
     Hector R. Ortino                              175,000          40,000
     ---------------------------------------------------------------------------------
     James C. Bays                                  35,000           6,000
     ---------------------------------------------------------------------------------
     Dale G. Kramer                                 55,000           8,500
     ---------------------------------------------------------------------------------
     Millicent W. Pitts                             55,000           8,500
     ---------------------------------------------------------------------------------
     Robert A. Rieger                               50,000           8,500
     ---------------------------------------------------------------------------------
     EXECUTIVES AS A GROUP                         395,000          75,500
     ---------------------------------------------------------------------------------
     NON-EXECUTIVE DIRECTORS                        63,000             --
     AS A GROUP
     ---------------------------------------------------------------------------------
     NON-EXECUTIVE OFFICERS AND EMPLOYEES AS       332,300          54,000
     A GROUP
     ---------------------------------------------------------------------------------


     There are not enough remaining shares available under the existing Stock Option Plan and Performance Share Plan to make these awards. Consequently, the awards above will be made from the Long-Term Incentive Compensation Plan if it is approved at the Annual Meeting. If the Long-Term Incentive Compensation Plan is not approved at the Annual Meeting, the Compensation & Organization Committee will retain its current authority to grant options and performance shares to the extent available under the existing plans.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information as of December 31, 2002 regarding the number of shares issued and available for issuance under Ferro's equity compensation plans.

--------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF SHARES REMAINING
                                  NUMBER OF SHARES TO BE         WEIGHTED-AVERAGE      AVAILABLE FOR FUTURE ISSUANCE
                                   ISSUED ON EXERCISE OF        EXERCISE PRICE OF        UNDER EQUITY COMPENSATION
                                   OUTSTANDING OPTIONS,        OUTSTANDING OPTIONS,     PLANS (EXCLUDING SECURITIES
  EQUITY COMPENSATION PLANS         WARRANTS AND RIGHTS        WARRANTS AND RIGHTS      REFLECTED IN FIRST COLUMN)
--------------------------------------------------------------------------------------------------------------------
APPROVED BY FERRO
Shareholders(1)                     3,737,182 Shares                  $21.80                 524,559 Shares(3)
--------------------------------------------------------------------------------------------------------------------
NOT APPROVED BY FERRO
SHAREHOLDERS(2)                       107,244 Shares                  $24.96(4)                     --
--------------------------------------------------------------------------------------------------------------------
TOTAL                               3,844,426 Shares                  $21.86                 524,559 Shares(3)
--------------------------------------------------------------------------------------------------------------------



(1)  Includes options issued under the Company's Stock Option Plan.

(2) Includes options granted in excess of 100,000 shares to the Chief Executive Officer and phantom units issued under the Company's Executive Employee Deferred Compensation Plan and Supplemental Executive Deferred Contribution Plan.

(3) As indicated in the summary of the 2003 Long-Term Incentive Compensation Plan, no further grants of these shares will be offered if the Plan is approved.

(4) Weighted-average exercise price of outstanding options; excludes phantom units.

     Set forth below is a description of the material features of each plan that were not approved by Ferro shareholders:

     - Stock Options. On February 11, 2002 and February 9, 2001, respectively, the Board granted Mr. Ortino 155,000 and 122,000 options to purchase shares. Of this amount, options for 100,000 shares each year were granted under the Company's Stock Option Plan approved by shareholders and the remaining options were approved and granted by the Board from available treasury shares. The options granted in 2002 have an exercise price of $25.50 and the options granted in 2001 have an exercise price of $23.60. Both grants have a maximum term of ten years and vest evenly over four years on the anniversary of the grant date.

     - Executive Employee Deferred Compensation Plan. The Executive Employee Deferred Compensation Plan allows participants to defer up to 75 percent of annual base salary and up to 100 percent of incentive cash bonus awards and cash performance share payouts. Participants may elect to have all or a portion of their deferred compensation accounts deemed to be invested in shares of Ferro Common Stock, and credited with hypothetical appreciation, depreciation, and dividends. When distributions are made from this plan in respect of such shares, the distributions are made in actual shares of Ferro Common Stock.

     - Supplemental Executive Deferred Contribution Plan. The Supplemental Executive Defined Contribution Plan allows participants to be credited annually with matching contributions that they would have received under the Company's 401(k) plan except for the applicable IRS limitations on compensation and contributions. Contributions vest at 20% for each year of service, are deemed invested in Ferro Common Stock and earn dividends. Distributions are made in Ferro Common Stock or in cash.

VOTE REQUIRED

     The affirmative vote of a majority of the shares present and voting at the meeting on this issue is necessary for approval of the 2003 Long-Term Incentive Compensation Plan.

BOARD RECOMMENDATION

     The Board recommends you vote FOR approval of the 2003 Long-Term Incentive Compensation Plan. Unless you instruct otherwise on your proxy card or telephone or Internet voting instructions, your proxy will be voted in accordance with the Board's recommendation.

                    INFORMATION CONCERNING EXECUTIVE OFFICERS

REPORT OF THE COMPENSATION & ORGANIZATION COMMITTEE

The Compensation Program

     Ferro's management compensation program is designed to balance current performance with achievement of long-term objectives and to align the interests of senior management with those of the shareholders. The three key elements of this program are (1) an annual base salary, (2) an annual incentive bonus, and
(3) long-term incentives. The Chairman and Chief Executive Officer's compensation includes all three of these elements. The Compensation & Organization Committee has general responsibility for administering the compensation program.

     Annual Base Salary. The Committee sets the annual base salary of all executive officers, except for Ferro's Chief Executive Officer. The Committee recommends to the Board an annual base salary for the Chief Executive Officer. (The Chief Executive Officer does not participate in deliberations concerning his own compensation.) The Chief Executive Officer makes recommendations to the Committee as to the base salaries of officers other than himself or herself.

     Annual Incentive Bonus. Annual cash bonuses are paid to management employees under an annual incentive compensation plan. Under this plan, the Chairman and Chief Executive Officer's achievement is measured exclusively by attainment of mathematical targets. Awards for other senior managers are based on achievements measured primarily by attainment of mathematical targets, but they are also measured to a lesser extent by nonmathematical determinations.

     Each year the Committee determines which senior managers will participate in the annual incentive compensation plan, determines the applicable percentage of salary to be used for bonus measurement, and sets the mathematical targets by which the level of bonus achievement will be measured. The Committee also approves the actual nonmathematical bonus awards to senior executive officers.

     Long-Term Incentives. Historically, Ferro has used two forms of long-term incentives: stock options and performance shares.

     - Stock Options. Stock options are awarded under Ferro's Employee Stock Option Plan (which was last amended and restated at the Annual Meeting in 2000). The Stock Option Plan provides for the issuance of stock options at no less than the current market price at the date of grant. Stock options have a maximum term of ten years and vest evenly over four years on the anniversary of the grant date. The Committee determines which employees receive stock options and the number of option shares granted to such employees in accordance with the terms of the Employee Stock Option Plan.

     - Performance Shares. Performance shares are awarded under Ferro's 1997 Performance Share Plan (which was last amended and restated at the Annual Meeting in 2000). Under this plan, employees are awarded a nominal or target number of shares. At the end of a pre-determined performance period (usually three years), a determination is made whether and to what extent the pre-established performance targets have been achieved. Unless target levels of performance are achieved, employees' actual payouts under the plan can be significantly below the nominal values of the awards. Payments under this plan are made one-half in shares and one-half in cash.

At this Annual Meeting, shareholders will consider adopting a single plan under which stock options, performance shares and other forms of long-term incentives may be awarded.

2002 Executive Compensation

     Compensation of the Chief Executive Officer. The Committee was responsible for recommending to the Board the compensation package for Mr. Ortino, Ferro's Chairman and Chief Executive Officer. To assist in its evaluations, the Committee retained Watson Wyatt & Company ("Watson Wyatt") as independent executive consultants. Watson Wyatt's advice was based on a variety of competitive data maintained by, or available to, Watson Wyatt.

     From these data, Watson Wyatt made recommendations to the Committee as to competitive levels of each element of Mr. Ortino's compensation (base salary, annual incentive and long-term incentive). The Committee took these recommendations into consideration in making its recommendations concerning executive compensation. The Committee's policy is to attain competitive levels of executive compensation for each of these elements.

     For 2002, the Committee recommended, and the Board approved, the following compensation for Mr. Ortino:


------------------------------------------------------------------------------------------
         BASE SALARY     ANNUAL INCENTIVE BONUS     STOCK OPTIONS    PERFORMANCE SHARES
------------------------------------------------------------------------------------------
          $ 700,000             $ 787,500          155,000 Shares       36,500 Shares
------------------------------------------------------------------------------------------


     The recommendations of the Committee represented satisfaction with the manner in which Mr. Ortino performed his responsibilities as Chairman and Chief Executive Officer and his results orientation, sound business judgment and foresight during an extremely challenging year. The recommendations and actions of the Committee included consideration of Watson Wyatt's data as to competitive standards of compensation in the marketplace. Watson Wyatt advised the Company as to competitive levels of salary, annual incentive compensation and long-term incentive compensation.

     The Committee recommended and approved salary increases for 2002, including for Mr. Ortino, but management elected not to implement any salary increases during 2002 due to general business conditions. Mr. Ortino's base salary was in the second quartile of competitive market salary data as reported by Watson Wyatt. Mr. Ortino's annual incentive bonus target amount equaled 75% of his base salary, a percentage that, if achieved, would have placed Mr. Ortino's bonus in the third quartile of other companies in the marketplace for 2002 as reported by Watson Wyatt. Based on the mathematical application of performance factors for earnings per share growth, sales growth and debt reduction, Mr. Ortino's actual bonus for 2002 equaled 112.5% of his base salary.

     With respect to long-term incentives, Mr. Ortino's 2002 stock option award was in the third quartile and his 2002 performance share award was in the fourth quartile of long-term incentive programs of comparable companies in the marketplace as reported by Watson Wyatt. The actual future value of stock option awards will, of course, be a function of the market value for Ferro stock in the future. The actual future value of performance share awards will be a function both of the future market value of Ferro stock and of the degree of achievement of performance targets.

     Senior Management Compensation. Mr. Ortino strongly advocates, and the Committee concurs, that a substantial portion of executive compensation should be variable, based upon performance of the Company and results achieved by each member of management.

     In making its determinations with respect to Ms. Pitts and Messrs. Bays, Kramer and Rieger, the Committee considered and discussed the same materials and information that were considered with respect to Mr. Ortino. With respect to these executives, the Committee also considered its and Mr. Ortino's evaluation of their individual performances. In the case of Ms. Pitts and Messrs. Kramer and Rieger, who have direct responsibilities with respect to Ferro business operations, their levels of achievement under the Annual Incentive Compensation Plan and Performance Share Plan were also materially affected by the performance of the specific operations for which they are responsible.

     Based on the foregoing, the target bonuses for the four named senior executives as a group were in the third quartile of the peer companies reported in Watson Wyatt's competitive market data.

Interlocks and Insider Participation

     During 2002, no officer or employee of Ferro served as a member of the Compensation & Organization Committee. Also, during 2002, there were no interlocking relationships (as described in Item 402(j) of SEC Regulation S-K) between members of the Compensation & Organization Committee and Ferro.

Section 162(m) Limitation

     In 1993, the Internal Revenue Code was amended to add Section 162(m), which generally provides that certain compensation in excess of $1 million per year paid to a company's chief executive officer and any of its four highest paid executive officers is no longer deductible by a company unless the compensation qualifies for an exception. Section 162(m) provides an exception for performance-based compensation if certain procedural requirements, including shareholder approval of the material terms of the performance goals, are satisfied. In 1995, the Committee recommended, and the shareholders approved, certain changes to Ferro's Performance Share Plan and Stock Option Plan that would qualify such plans under the Section 162(m) exception and preserve the tax deductibility to the Company of compensation paid to executives under these plans in the future. Mr. Ortino received compensation in excess of $1 million in 2002.

                                        Respectfully submitted,

                                        Michael H. Bulkin, Chairman
                                        Sandra Austin Crayton
                                        Michael F. Mee
                                        William J. Sharp

EXECUTIVE COMPENSATION

     The following table shows on an accrual basis the elements of compensation paid or awarded during each of the last three fiscal years to the Chief Executive Officer and each of our other four highest paid executive officers.


                           SUMMARY COMPENSATION TABLE


---------------------------------------------------------------------------------------------------------------------
                                            ANNUAL COMPENSATION               LONG-TERM COMPENSATION
                                       -------------------------------    --------------------------------
                                                                                       PERFORMANCE AND
                                                                                        REWARD SHARES
                                                                                    ---------------------- ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR       SALARY      BONUS   OTHER (1)    OPTIONS(2) AWARDS(3)  PAYOUTS(4)  COMPEN-
                                                                                                            SATION(5)
---------------------------------------------------------------------------------------------------------------------
HECTOR R. ORTINO              2002      $700,000   $787,500   $94,534      155,000   $994,990  $1,112,819    $66,286
   Chairman and               2001       700,000    525,000   104,070      122,000    778,800     501,435     71,690
   Chief Executive Officer    2000       600,000    629,064    70,231       70,000    591,938     487,490     66,400
---------------------------------------------------------------------------------------------------------------------
JAMES C. BAYS(6)              2002       240,000    133,200    14,155       30,000    163,560       --             0
   Vice President &           2001       170,000    128,700     3,119       15,000     88,500       --        49,098
   General Counsel            2000         --         --         --           --        --          --         --
---------------------------------------------------------------------------------------------------------------------
DALE G. KRAMER(6)             2002       240,000    159,235    24,093       45,000    204,450           0      5,660
   Vice President,            2001       216,667     52,608    14,812       15,000    118,000       --         2,563
   Performance Chemicals      2000       185,000     43,013    17,256        5,500     53,813       --        17,567
---------------------------------------------------------------------------------------------------------------------
MILLICENT W. PITTS(6)         2002       240,000    135,566    19,726       40,000    257,870     177,039     18,010
   Vice President,            2001       225,333    150,024    16,800       21,000    118,000      75,975      9,999
   Tile Coating Systems       2000       210,000    109,069    20,466       20,000     89,688      72,715      7,760
---------------------------------------------------------------------------------------------------------------------
ROBERT A. RIEGER(6)           2002       261,684     97,468    28,913       50,000    388,160     233,002     18,658
   Vice President,            2001       241,668    195,975    27,758       29,000    179,360      75,975      9,426
   Color and Electronic       2000       215,000    132,493    18,158       18,000    118,388       --         3,225
   Material Systems
---------------------------------------------------------------------------------------------------------------------


(1) For the year ended December 31, 2002, "Other" Annual Compensation included Company matching payments under the Ferro Savings and Stock Ownership Plan, as follows: Mr. Ortino, $7,500; Mr. Bays, $7,000; Mr. Kramer, $7,348; Ms. Pitts, $7,265; and Mr. Rieger, $7,500.

(2) With the exception of Mr. Bays' 2001 grant on May 16, 2001, these stock options were granted on February 11, 2000, February 9, 2001, and February 11, 2002.

(3) The values reported in this column are based on awards made under two long-term incentive plans. The first plan is the Performance Share Plan (which is described on page 13 above). The values reported represent the number of Performance Shares awarded times the market price of Ferro Common Stock on the date of the award. Under this plan, the actual number of shares that will be paid out for any given three-year performance period will depend upon the level of achievement during such period and can equal up to twice the number of shares awarded. Dividends are paid to recipients of the Performance Shares during the three-year performance period.

     At December 31, 2002, the persons listed above held the following number of Performance Shares applicable to performance periods not yet completed, valued at the value of the underlying shares at December 31, 2002: Mr. Ortino, 69,500 shares, valued at $1,697,885; Mr. Bays, 9,750 shares, valued at $238,193; Mr. Kramer, 12,500 shares, valued at $305,375; Ms. Pitts, 12,000 shares, valued at $293,160; and Mr. Rieger, 16,100 shares, valued at $393,323.

     The second plan is the Acquisition Performance Reward Plan. Under this plan, awards of Reward Shares are made to selected employees on completion of acquisitions. The values reported above are based upon the number of Reward Shares awarded under this plan times the market price of Ferro Common Stock on the date of completion of the acquisition. If targeted results are achieved during a four-year performance period, the award recipient will receive a cash payment based upon the greater of (a) the initial award price or (b) the average closing price of Ferro Common Stock for the 10-market-day period at the end of the performance period. The maximum achievement under this plan is two times the number of Reward Shares awarded. No dividends are paid on Reward Shares during the performance period. In connection with the dmc2 acquisition, on December 5, 2002, Ms. Pitts was awarded 3,000 Reward Shares, valued at $67,050, and Mr. Rieger was awarded 7,000 Reward Shares, valued at $156,450, under the Acquisition Performance Reward Plan.

(4) As provided in the Performance Share Plan, these payouts will be made in equal amounts of cash and shares of Ferro Common Stock.

(5) The 2002 amounts represent contributions by the Company on behalf of the executives to the Supplemental Executive Defined Contribution Plan.

(6) In 2002, management elected not to implement approved salary increases due to general business conditions. The year-to-year increases in base salaries for Ms. Pitts and Messrs. Bays, Kramer and Rieger were not due to salary increases in 2002. Mr. Bays had been employed by Ferro for only a portion of calendar year 2001; his base salary did not change from 2001 to 2002. Mr. Kramer and Ms. Pitts each received a salary increase in September 2001 on promotion to their current positions and those salary levels were maintained throughout 2002. Finally, in December 2001, Mr. Rieger received a salary increase as a result of his increased level of responsibility following the acquisition of the dmc2 businesses and that salary rate continued throughout 2002.

STOCK OPTION GRANTS, EXERCISES AND YEAR-END VALUES

     The following tables set forth information with respect to each of the five highest paid executive officers of Ferro regarding grants and exercises of stock options to under Ferro's Stock Option Plan during the fiscal year ended December 31, 2002.


                              OPTION GRANTS IN 2002

-----------------------------------------------------------------------------------------------------------
                                       % OF TOTAL
                                         OPTIONS                                             PRESENT VALUE
                      OPTIONS          GRANTED TO       EXERCISE                               AT DATE OF
NAME                 GRANTED(1)         EMPLOYEES         PRICE        EXPIRATION DATE          GRANT(2)
-----------------------------------------------------------------------------------------------------------
Hector R. Ortino       155,000             18.1%         $25.50        February 11, 2012        $1,959,200
-----------------------------------------------------------------------------------------------------------
James C. Bays           30,000              3.5%          25.50        February 11, 2012           379,200
-----------------------------------------------------------------------------------------------------------
Dale G. Kramer          45,000              5.2%          25.50        February 11, 2012           568,800
-----------------------------------------------------------------------------------------------------------
Millicent W. Pitts      40,000              4.7%          25.50        February 11, 2012           505,600
-----------------------------------------------------------------------------------------------------------
Robert A. Rieger        50,000              5.8%          25.50        February 11, 2012           632,000
-----------------------------------------------------------------------------------------------------------


(1) Stock options have a maximum term of ten years and vest evenly over four years on the anniversary of the grant date. In the case of death, retirement, disability or change in control, the options become 100% exercisable.

(2) The grant date present value has been calculated using the Black-Scholes method of option valuation. The model assumes the following: (a) an option term of ten years; (b) an interest rate that represents the interest rate on a U.S. Treasury bond with a 30-year maturity; (c) volatility calculated using month-end stock prices for the past six years prior to grant date; and (d) the stock's most recent annual dividend yield.

                            OPTION EXERCISES IN 2002

----------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF                  VALUE OF UNEXERCISED
                                                             UNEXERCISED OPTIONS            "IN-THE-MONEY" OPTIONS
                                                             AT DECEMBER 31, 2002          AT DECEMBER 31, 2002(1)
                           SHARES          VALUE          ---------------------------    -----------------------------
                          ACQUIRED       REALIZED                           NOT                              NOT
        NAME            ON EXERCISE    ON EXERCISE        EXERCISABLE   EXERCISABLE      EXERCISABLE     EXERCISABLE
----------------------------------------------------------------------------------------------------------------------
Hector R. Ortino             41,000        $423,660           283,738       302,762        $1,135,265       $359,329
----------------------------------------------------------------------------------------------------------------------
James C. Bays                 3,750          14,325             2,812        38,438            11,951         35,862
----------------------------------------------------------------------------------------------------------------------
Dale G. Kramer                    0          --                 6,500        59,000            19,420         25,645
----------------------------------------------------------------------------------------------------------------------
Millicent W. Pitts                0          --                28,905        74,595            77,005        109,538
----------------------------------------------------------------------------------------------------------------------
Robert A. Rieger                  0          --                19,493        83,007            72,546         76,785
----------------------------------------------------------------------------------------------------------------------


(1) Value of unexercised in-the-money options is based on Ferro's NYSE closing Common Stock price on December 31, 2002, of $24.43.

PERFORMANCE SHARE AWARDS AND PAYOUTS

     The following table sets forth information relating to Performance Share Plan awards during 2002 to each of the five highest paid executive officers of Ferro.

                        PERFORMANCE SHARE AWARDS IN 2002

----------------------------------------------------------------------------------------------------------------------
                                                              ESTIMATED FUTURE PAYOUTS IN SHARES(1)
                                            --------------------------------------------------------------------------
                             NUMBER OF       THRESHOLD PERFORMANCE     TARGET PERFORMANCE      MAXIMUM PERFORMANCE
NAME                           SHARES                (50%)                   (100%)                   (200%)
----------------------------------------------------------------------------------------------------------------------
Hector R. Ortino               36,500               18,250                  36,500                    73,000
----------------------------------------------------------------------------------------------------------------------
James C. Bays                   6,000                3,000                   6,000                    12,000
----------------------------------------------------------------------------------------------------------------------
Dale G. Kramer                  7,500                3,750                   7,500                    15,000
----------------------------------------------------------------------------------------------------------------------
Millicent W. Pitts              7,000                3,500                   7,000                    14,000
----------------------------------------------------------------------------------------------------------------------
Robert A. Rieger                8,500                4,250                   8,500                    17,000
----------------------------------------------------------------------------------------------------------------------


(1) Mr. Ortino and Mr. Bays have performance measurements based on corporate earnings per share growth and sales growth. In addition to the corporate performance measurements, Ms. Pitts and Messrs. Kramer and Rieger have measurements based on their respective operating group sales growth, growth in operating profit, and achievement of personal performance objectives. All of the above performance measurements are further adjusted for completed acquisitions.

Each of the awards listed above has a three-year performance cycle ending on December 31, 2004. A condition to vesting includes the continued employment of the Performance Share Plan participant to the end of the performance period. However, if the participant dies, is disabled, or retires, there is a pro rata payment at the end of the Performance Period based upon the portion of the Performance Period during which he or she was employed. Also, in the case of a change in control, a cash payment equal to (1) the aggregate value of Performance Share Plan awards based on the remaining term in the executive's employment agreement and the portion of the Performance Period that expired prior to the change in control, minus (2) the value of payments made under the Performance Share Plan, is paid at the time of the change in control.

     The following table sets forth information relating to the performance matrix and actual payouts under the Performance Share Plan for the 2000-2002 performance period to each of our five highest paid executive officers. Each award under the Performance Share Plan was based on a three-year performance cycle ending on December 31, 2002.

                     PERFORMANCE SHARE PAYOUTS FOR 2000-2002

--------------------------------------------------------------------------------------------------------
                                PERFORMANCE MATRIX                           2002 PAYOUTS(1)
                     -----------------------------------------    --------------------------------------
                      THRESHOLD       TARGET        MAXIMUM                                TOTAL CASH
NAME                    (50%)         (100%)        (200%)            CASH       SHARES       VALUE
--------------------------------------------------------------------------------------------------------
Hector R. Ortino       $397,437       $794,874    $1,589,749        $556,410    23,100     $1,112,819
--------------------------------------------------------------------------------------------------------
James C. Bays             --            --            --               --          --          --
--------------------------------------------------------------------------------------------------------
Dale G. Kramer           36,131         72,261       144,523               0         0              0
--------------------------------------------------------------------------------------------------------
Millicent W. Pitts       60,218        120,436       240,871          88,520     3,675        177,039
--------------------------------------------------------------------------------------------------------
Robert A. Rieger         79,487        158,975       317,950         116,501     4,837        233,002
--------------------------------------------------------------------------------------------------------

(1) Mr. Ortino had performance measurements based on corporate earnings per share growth and sales growth. In addition to the corporate performance measurements, Ms. Pitts and Messrs. Kramer and Rieger had measurements based on their respective operating group sales growth and growth in operating profit. All of the above performance measurements were further adjusted for completed acquisitions. Mr. Bays, who joined Ferro in 2001, was not eligible for an award for the 2000-2002 performance period.

PENSION BENEFITS

     The following table indicates the amount of annual pension benefits that would be payable at age 65 under the Ferro Corporation Retirement Plan (the "Qualified Plan") and the Ferro Corporation Nonqualified Retirement Plan (the "Nonqualified Plan") (collectively, the "Retirement Program") to officers.


             -----------------------------------------------------------------------------------------------
                                                        YEARS OF SERVICE AT AGE 65
                                                          WITH RETIREMENT IN 2002
                ASSUMED         ----------------------------------------------------------------------------
                REGULAR
              COMPENSATION         15              20              25               30              35
             -----------------------------------------------------------------------------------------------
                 $200,000         $45,020         $60,027         $75,033          $90,040         $90,040
             -----------------------------------------------------------------------------------------------
                  400,000          95,020         126,693         158,367          190,040         190,040
             -----------------------------------------------------------------------------------------------
                  600,000         145,020         193,360         241,700          290,040         290,040
             -----------------------------------------------------------------------------------------------
                  800,000         195,020         260,027         325,033          390,040         390,040
             -----------------------------------------------------------------------------------------------
                1,000,000         245,020         326,693         408,367          490,040         490,040
             -----------------------------------------------------------------------------------------------
                1,200,000         295,020         393,360         491,700          590,040         590,040
             -----------------------------------------------------------------------------------------------
                1,400,000         345,020         460,027         575,033          690,040         690,040
             -----------------------------------------------------------------------------------------------
                1,600,000         395,020         526,693         658,367          790,040         790,040
             -----------------------------------------------------------------------------------------------
                1,800,000         445,020         593,360         741,700          890,040         890,040
             -----------------------------------------------------------------------------------------------
                2,000,000         495,020         660,027         825,033          990,040         990,040
             -----------------------------------------------------------------------------------------------
                2,200,000         545,020         726,693         908,367        1,090,040       1,090,040
             -----------------------------------------------------------------------------------------------


Under the Retirement Program, an eligible participant who retires at age 65 with at least 30 years of service will receive a monthly benefit equal to 50% of the average of the participant's highest five consecutive calendar years of compensation (includes base salary, bonuses, and incentive compensation substantially equivalent to salary, bonus and performance shares as reflected in the Summary Compensation Table), reduced for 50% of primary social security benefits. Service in excess of 30 years will not be taken into account for accrual of retirement benefits. Benefits are payable in a life annuity form with 120 monthly payments guaranteed unless the benefits under the Nonqualified Plan are commuted and paid in a single sum. Benefits are subject to reduction for service of less than 30 years and for early commencement. Furthermore, the benefits payable under the Nonqualified Plan to an eligible participant are conditioned upon the execution of, and compliance with, a noncompetition, nonsolicitation, nondisparagement, and confidentiality agreement.

     The five-year average covered compensation for the individuals listed in the Summary Compensation Table was: Mr. Ortino, $1,795,976; Mr. Bays, $285,840; Mr. Kramer, $253,304; Ms. Pitts, $381,471; and Mr. Rieger, $371,791. As of
December 31, 2002, Mr. Ortino, Mr. Bays, Mr. Kramer, Ms. Pitts and Mr. Rieger had 31, 1, 3, 4 and 4 whole years of service, respectively.

EXECUTIVE EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL AGREEMENTS

     Ferro is a party to an executive employment agreement (the "Executive Employment Agreement") with Mr. Ortino and a party to change in control agreements (the "Change in Control Agreements") with Ms. Pitts and Messrs. Bays, Kramer and Rieger. The purpose of these agreements is to reinforce and encourage the officer's continued attention and dedication to his/her assigned duties without distraction in the face of solicitations by other employers and the potentially disturbing circumstances arising from the possibility of a change in control of Ferro. The two agreements limit the respective officer's right to compete against Ferro after the termination of employment. The Change in Control Agreements are not employment agreements.

     Severance benefits are payable under the Executive Employment Agreement if Mr. Ortino's employment is terminated for reasons other than for cause, disability, death or normal retirement or if Mr. Ortino terminates his employment for "Good Reason." Good Reason will exist if (1) Ferro fails to honor certain obligations, (2) following a change in control, Mr. Ortino receives a notice of termination which prevents the extension of the term of his employment agreement or (3) Mr. Ortino voluntarily resigns during the three-month period following the first anniversary of a change in control. Severance benefits are also payable if a successor to all or substantially all of the business and/or assets of Ferro fails to expressly assume the Executive Employment Agreement.

     The principal severance benefits to be paid to Mr. Ortino under the Executive Employment Agreement are (1) a lump sum severance payment equal to a full year's compensation (base salary and incentive compensation) multiplied by three, (2) a lump sum calculated to approximate the present value of the additional retirement benefits to which Mr. Ortino would have become entitled had he remained in the employment of Ferro for the same number of years used in computing the lump sum severance payment, (3) continued participation in Ferro's employee benefit programs for the same number of years used in computing the lump sum severance payment and (4) a cash payment in an amount to reimburse, on an after-tax basis, that portion of any excise tax attributable to payments or benefits required to be made to Mr. Ortino. The Change in Control Agreements provide similar severance benefits (with a salary multiplier of two rather than three) if an officer's employment is terminated following a change in control.

     In accordance with its obligation under the agreements, Ferro has deposited into an escrow account at National City Bank a percentage of the amount that would be payable to each of the officers under the agreements. No officer has a right to receive any amount in the escrow account until Ferro has defaulted in its obligations to that officer under the agreement to which he or she is a party. Interest earned on the escrow account is paid to the Company.

                 COMPARATIVE PERFORMANCE OF SHAREHOLDER RETURNS

     The chart below compares Ferro's cumulative total shareholder return for the five years ended December 31, 2002 to that of the Standard & Poor's 500 Index and the Standard & Poor's MidCap Specialty Chemicals Index. In all cases, the information is presented on a dividend reinvested basis and assumes investment of $100.00 on December 31, 1997 in each of the items.






                            COMPARISON OF FIVE-YEAR
                            CUMULATIVE TOTAL RETURNS


                                    [GRAPH]

                       1997    1998     1999    2000     2001    2002
                       ----    ----     ----    ----     ----    ----
Ferro                  $100    $109     $ 94    $102    $117    $113
S&P 500 Index           100     129      156     142     125      97
S&P MidCap Specialty
 Chemicals Index        100      82       70      77       95     96

                                  SHAREHOLDINGS

STOCK OWNERSHIP BY DIRECTORS, EXECUTIVE OFFICERS AND EMPLOYEES

     Ferro encourages share ownership by its Directors and executive officers and has ownership guidelines based on base compensation or fees and position within the Company. The information below shows beneficial ownership of Ferro Common Stock by (i) each person who is a Director or a nominee for Director;
(ii) each executive officer named in the Summary Compensation Table on page 20 above; and (iii) all Directors and executive officers as a group. Except as otherwise noted, each person has sole voting and investment power as to his or her shares. (Except as noted, the information set forth below is as of March 3, 2003.)

-------------------------------------------------------------------------------------------------------------
                                    SHARES OF          SHARES UNDERLYING
                                   COMMON STOCK       OPTIONS EXERCISABLE                     SERIES A ESOP
                                  OWNED DIRECTLY       WITHIN 60 DAYS OF      TOTAL COMMON     CONVERTIBLE
                                 OR INDIRECTLY(1)         RECORD DATE            STOCK          PREFERRED
-------------------------------------------------------------------------------------------------------------
Michael H. Bulkin                      14,705                  8,750              23,455            0
-------------------------------------------------------------------------------------------------------------
Sandra Austin Crayton                  11,407                 15,313              26,720            0
-------------------------------------------------------------------------------------------------------------
Jennie S. Hwang                         2,584                    625               3,209            0
-------------------------------------------------------------------------------------------------------------
William B. Lawrence                     7,478                  3,750              11,228            0
-------------------------------------------------------------------------------------------------------------
Michael F. Mee                          3,742                  1,875               5,617            0
-------------------------------------------------------------------------------------------------------------
Hector R. Ortino                      210,925                387,299             598,224        3,974
-------------------------------------------------------------------------------------------------------------
William J. Sharp                       10,717                  8,750              19,467            0
-------------------------------------------------------------------------------------------------------------
Dennis W. Sullivan                     17,730                 16,250              33,980            0
-------------------------------------------------------------------------------------------------------------
Padmasree Warrior                       2,086                    625               2,711            0
-------------------------------------------------------------------------------------------------------------
Alberto Weisser                         3,757                  1,875               5,632            0
-------------------------------------------------------------------------------------------------------------
FOUR OTHER OFFICERS NAMED IN
SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------
James C. Bays                          21,768                 10,312              32,080            0
-------------------------------------------------------------------------------------------------------------
Dale G. Kramer                         23,144                 22,007              45,151            0
-------------------------------------------------------------------------------------------------------------
Millicent W. Pitts                     42,325                 51,786              94,111          238
-------------------------------------------------------------------------------------------------------------
Robert A. Rieger                       39,417                 43,255              82,672           16
-------------------------------------------------------------------------------------------------------------
15 DIRECTORS AND EXECUTIVE            416,109                572,472             988,581        4,228
OFFICERS AS A GROUP
-------------------------------------------------------------------------------------------------------------


(1) With respect to officers named in the Summary Compensation Table on page 20 above, the shares reported above include:

     (a) 23,100, 3,675, and 4,837 shares that will be paid out to Mr. Ortino, Ms. Pitts and Mr. Rieger, respectively, under the Performance Share Plan in April 2003 with regard to the 2000-2002 performance period (see page 22 above), which are no longer subject to forfeiture,

     (b)  109,500, 15,750, 21,000, 20,500 and 24,600 shares awarded to Mr.
          Ortino, Mr. Bays, Mr. Kramer, Ms. Pitts and Mr. Rieger, respectively, with regard to the 2001-2003, 2002-2004, and 2003-2005 performance periods (which shares are subject to forfeiture under the Performance Share Plan and/or the new Long-Term Incentive Compensation Plan to be considered at this Annual Meeting), and

     (c) 8,078, 203, and 1,273 "phantom" shares held for the accounts of Mr. Ortino, Mr. Kramer and Ms. Pitts in the voluntary Ferro Corporation Executive Employee Deferred Compensation Plan (which was previously known as the "Ferro Corporation Executive Employee Deferred Bonus Plan").

     As a group, our Directors and officers have beneficial ownership of 2.4% of our outstanding Common Stock. (This percentage includes shares that would be issued if the Directors and officers exercised all stock options vested within 60 days after the record date for the Annual Meeting.) Mr. Ortino, who owns 1.5% of the outstanding Common Stock, is the only Director or executive officer that owns more than 1.0% of the outstanding shares. With regard to Series A ESOP Convertible Preferred Stock, Directors and executive officers as a group own 0.6% of the outstanding shares of that series.

     In addition, based on information available to us, our Directors, executive officers and employees as a group own approximately 14.2% of the outstanding shares of Common Stock. That number assumes all stock options that are exercisable within 60 days of the record date and all of the Series A ESOP Convertible Preferred Stock are converted into Common Stock.

STOCK OWNERSHIP BY OTHER MAJOR SHAREHOLDERS

     The following table sets forth information about each person known by us to be the beneficial owner of more than 5% of Ferro's outstanding Common Stock or stock convertible into Common Stock.

---------------------------------------------------------------------------------------------------------------------
                                                                                                    PERCENTAGE OF
                                                                     NATURE AND AMOUNT OF            OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER                                 BENEFICIAL OWNERSHIP            COMMON STOCK
---------------------------------------------------------------------------------------------------------------------
Mario J. Gabelli and related entities (1)                                  5,179,447                    12.8%
     One Corporate Center                                           Shares of Common Stock
     Rye, New York 10017
---------------------------------------------------------------------------------------------------------------------
FMR Corp. and related entities (2)                                         5,027,173                    12.4%
     82 Devonshire Street                                           Shares of Common Stock
     Boston, Massachusetts 02109
---------------------------------------------------------------------------------------------------------------------
Capital Group International, Inc. and related entities (3)                 4,631,640                    11.5%
     11100 Santa Monica Boulevard - 15th Floor                      Shares of Common Stock
     Los Angeles, California 90025
---------------------------------------------------------------------------------------------------------------------


(1) We obtained the information regarding share ownership from Schedule 13D/A filed October 23, 2002, by Mario J. Gabelli and related entities. Such reporting persons reported sole voting power as to 5,085,447 shares and sole dispositive power as to 5,179,447 shares.

(2) We obtained the information regarding share ownership from Schedule 13G/A filed February 13, 2003, by FMR Corp, which reported sole voting power as to 1,126,433 shares and sole dispositive power as to 5,027,173 shares.

(3) We obtained the information regarding share ownership from Schedule 13G/A filed February 11, 2003, by Capital Group International, Inc., which reported sole voting power as to 3,348,080 shares and sole dispositive power as to 4,631,640 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and Directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent shareholders are required by SEC regulation to furnish Ferro with copies of all Section 16(a) forms they file.

     Based solely upon a review of Forms 3 and 4 (including amendments to such forms) furnished to us during 2002 and Forms 5 (including, again, amendments to such forms) we received with respect to 2002, no Director, officer, beneficial owner of more than ten percent of its outstanding Common Stock, or stock convertible into Common Stock, or any other person subject to Section 16 of the Exchange Act failed to file on a timely basis during 2002 or prior fiscal years any reports required by Section 16(a) of the Exchange Act.

                          SHAREHOLDER PROPOSALS FOR THE
                               2004 ANNUAL MEETING

     Any shareholder who intends to present a proposal at the 2004 Annual Meeting and who wishes to have the proposal included in Ferro's proxy statement and form of proxy for that meeting must deliver the proposal to Ferro at our headquarters, 1000 Lakeside Avenue, Cleveland, Ohio 44114, not later than November 28, 2003.

     Any shareholder who intends to present a proposal at the 2004 Annual Meeting other than for inclusion in Ferro's proxy statement and form of proxy must deliver the proposal to Ferro at our headquarters, 1000 Lakeside Avenue, Cleveland, Ohio 44114, not later than February 10, 2004 or such proposal will be untimely. Ferro reserves the right to exercise discretionary voting authority on the proposal if a shareholder has failed to submit the proposal by February 10, 2004.

                                  MISCELLANEOUS

     Ferro will bear the cost of preparing and mailing this statement, with the accompanying proxy and other instruments. Ferro will also pay the standard charges and expenses of brokerage houses, or other nominees or fiduciaries, for forwarding such instruments to and obtaining proxies from security holders and beneficiaries for whose account they hold registered title to Ferro shares. In addition to using the mail, Directors, officers and other employees of Ferro, acting on its behalf, may also solicit proxies, and Morrow & Co., New York, New York, has been retained, at an estimated cost of $10,000 plus expenses, to aid in the solicitation of proxies from brokers, institutional holders and individuals who own a large number of shares. Proxies may be solicited personally, by telephone, or by telegram. This proxy statement and the accompanying proxy will be sent to shareholders by mail on or about March 26, 2003.

     Under the Ohio General Corporation Law, if a shareholder desires cumulative voting for election of the Directors, then the shareholder must provide written notice to the President, a Vice President or the Secretary of Ferro at least forty-eight hours before the meeting. Upon announcement of this notice at the meeting, each shareholder will have cumulative voting rights. Cumulative voting means that each shareholder is entitled to that number of votes equal to the number of shares that he or she owns multiplied by the number of Directors to be elected. Each shareholder may cast all of his or her votes for a single nominee or may distribute his or her votes among as many nominees as he or she sees fit. As indicated on page 10 above, if the election of Directors is by cumulative voting, the persons appointed by the accompanying proxy intend to cumulate the votes represented by the proxies they receive and distribute such votes in accordance with their best judgment. Those nominees receiving the largest number of votes for the Director positions to be filled will be elected to those positions. Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the meeting, but will be deemed not voting on the issues or matters as to which the abstention and non-votes are applicable.

     Only the business set forth above in this notice of meeting will be acted upon at the Annual Meeting of Shareholders.

                                       FERRO CORPORATION





                                       BY:  MARY ANN JORGENSON, Secretary

March 26, 2003

                                                                       Exhibit A


                   2003 LONG-TERM INCENTIVE COMPENSATION PLAN

     1. Purpose. The purpose of this 2003 Long-Term Incentive Compensation Plan (this "Plan") is to promote the long-term financial interests and growth of Ferro Corporation ("Ferro") and its subsidiary and affiliated companies by:

          (a) Attracting and retaining high-quality executive personnel and Directors;

          (b) Further motivating such executive personnel and Directors to achieve Ferro's long-range performance goals and objectives and thus act in the best interests of Ferro and its shareholders generally; and

          (c) Aligning the interests of Ferro's executive personnel and Directors with those of Ferro's shareholders by encouraging increased ownership of Ferro Common Stock, par value $1.00 per share ("Common Stock"), by such executive personnel and Directors.

     2. Plan Administration. The Compensation & Organization Committee (the "Committee") of the Board of Directors (the "Board") (or such other committee as the Board may from time to time designate) will administer this Plan. Subject to any limitations established by the Board, in administering this Plan the Committee will have conclusive authority:

          (a) To administer this Plan in accordance with its provisions in such a way as to give effect to economic and competitive conditions, individual situations, and the evaluation of individual performance and the economic potential and business plans of various units of Ferro;

          (b) To determine the terms and conditions, not inconsistent with the provisions of this Plan, of any Award granted under this Plan and prescribe the form of any agreement or document applicable to any such Award;

          (c) To construe and interpret the provisions of this Plan and all Awards granted under this Plan; and

          (d) To establish, amend, and rescind rules and regulations for the administration of this Plan.

The Committee will also have such additional authority as the Board may from time to time determine to be necessary or desirable in order to further the purposes of this Plan.

     3. Awards to Executive Personnel. The Committee will select the executive personnel ("Participants") who will participate in this Plan and determine the type(s) and number of award(s) ("Awards") to be made to each such Participant. The Committee will determine the terms, conditions and limitations applicable to each Award. The Committee may, if it so chooses, delegate to Ferro's Chief Executive Officer authority to select certain of the Participants (other than officers of Ferro) and to determine Awards to be granted to such Participants on such terms as the Committee may specify. Awards may be made singly, in combination, or in exchange for a previously granted Award and also may be made in combination or in replacement of, or as alternatives to, grants or rights under any other employee plan of the Company, including the plan of any acquired entity.

     4. Types of Awards to Executive Personnel. Under this Plan, the Committee will have the authority to grant the following types of Awards to executive personnel of Ferro and its subsidiaries and affiliates:

          (a) Stock Options. The Committee may grant Awards in the form of Stock Options. Such Stock Options may be either incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) or nonstatutory stock options (not intended to qualify under
     Section 422 of the Code). However, incentive stock options may be granted only to employees of Ferro and subsidiary corporations that are at least 50% owned, directly or indirectly, by Ferro. The option price of a Stock Option may be not less than the per share fair market value of the Common Stock on the date of the grant, as determined by the Committee. Once a Stock Option has been granted, the option price may not be adjusted or amended, whether directly or indirectly, by amendment, cancellation, replacement grants or any other means. Such Stock Options will be exercisable in whole or in such installments and at such times and upon such terms as the Committee may specify. No stock option, however, may be exercisable more than ten years after its date of grant. A Participant will be permitted to pay the exercise price of a Stock Option in cash, with shares of Common Stock (including by attestation of Common Stock owned) or by a combination of cash and Common Stock. The aggregate fair market value (determined at the time the option is granted) of shares of Common Stock as to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under this Plan and any other plan of Ferro) may not exceed $100,000 (or such other limit as may be fixed by the Code from time to time).

          (b) Stock Appreciation Rights. The Committee may grant Awards in the form of Stock Appreciation Rights. Stock Appreciation Rights will entitle a Participant to receive a payment, in cash or Common Stock, equal to the appreciation in market value of a stated number of shares of Common Stock from the price stated in the Award Agreement to the fair market value on the date of exercise or surrender, on such terms, conditions and restrictions as the Committee deems appropriate. Once a stock appreciation right has been granted, the initial share value may not be adjusted or amended, whether directly or indirectly, by amendment, cancellation, replacement grants or any other means, so as to increase the value of such Stock Appreciation Right. Stock Appreciation Rights may be granted either separately or in conjunction with other Awards granted under this Plan. Any Stock Appreciation Right related to a Stock Option, however, will be exercisable only to the extent the related Stock Option is exercisable. Similarly, upon exercise of a Stock Appreciation Right as to some or all of the shares of Common Stock covered by a related Stock Option, the related Stock Option will be canceled automatically to the extent of the Stock Appreciation Right exercised, and such shares of Common Stock shall not be eligible for subsequent grant. Any Stock Appreciation Right related to a nonstatutory stock option may be granted at the same time such stock option is granted or at any subsequent time before exercise or expiration of such stock option. Any Stock Appreciation Right related to an incentive stock option must be granted at the same time such incentive stock option is granted.

          (c) Restricted Shares. The Committee may grant Awards in the form of Restricted Shares. Such Awards may be in such numbers of shares of Common Stock and at such times as the Committee determines. Such Awards will have such periods of vesting and forfeiture restrictions as the Committee may determine at the time of grant, except that no restriction period applicable to Restricted Shares may be less than 12 months.

          (d) Performance Shares. The Committee may grant Awards in the form of Performance Shares. Performance Shares will be (i) represented by forfeitable shares of Common Stock issued at the time of grant of a Performance Share Award or (ii) phantom Performance Shares. Such Performance Shares will be earned upon satisfaction of Performance Targets relating to Performance Periods established by the Committee at the time of a grant. At the end of the applicable Performance Period, based upon the level of achievement of the Performance Targets, Performance Shares will be converted into Common Stock, cash, or a combination of Common Stock and cash, or forfeited. If Performance Shares initially were represented by forfeitable Common Stock, such Common Stock will become nonforfeitable or be repurchased by Ferro at the end of the applicable Performance Period. During the period any Performance Shares are subject to forfeiture restrictions, the Committee may, in its discretion, grant to the Participant to whom phantom Performance Shares have been awarded the right to receive dividend equivalents with respect to such Performance Shares.

          The Committee may establish Performance Targets in terms of any or all of the following: sales; sales growth; gross margins; operating income; net earnings; earnings growth; cash flows; market share; total shareholder returns; returns on equity, net assets, assets employed, or capital employed; accomplishment of acquisitions, divestitures, or joint ventures (or the success of an acquisition or joint venture, measured in terms of any of the preceding), or the attainment of levels of performance of Ferro under one or more of the measures described above relative to the performance of other businesses, or various combinations of the foregoing, or changes in any of the foregoing. Performance Targets applicable to Performance Shares may vary from Award to Award and from Participant to Participant.

          When determining whether Performance Targets have been attained, the Committee will have the discretion to make adjustments to take into account extraordinary or nonrecurring items or events, or unusual nonrecurring gains or losses identified in Ferro's financial statements, provided such adjustments are made in a manner consistent with Section 162(m) of the Code (to the extent applicable). Awards of Performance Shares made to Participants subject to Section 162(m) of the Code are intended to qualify under Section 162(m) and the Committee will interpret the terms of such Awards in a manner consistent with that intent to the extent appropriate. (The foregoing provisions of this Section 4(d) will also apply to Awards of Restricted Shares made under Section 4(c) to the extent such Awards of Restricted Shares are subject to the financial performance of Ferro.)

          (e) Common Stock Awards. The Committee may grant Awards in the form of Common Stock or on a basis valued in whole or in part by reference to, or otherwise based upon, Common Stock. Common Stock Awards will be subject to conditions established by the Committee and set forth in the applicable Award Agreement.

     5. Award Agreements. All Awards to executive personnel under this Plan will be evidenced by a written agreement (an "Award Agreement") between Ferro and the Participant containing such terms not inconsistent with this Plan as the Committee may determine, including such restrictions, conditions, and requirements as to transferability, continued employment, individual performance or financial performance of Ferro or a subsidiary or affiliate as the Committee deems appropriate. Each such Award Agreement will, however, provide that the Award will be forfeitable if, in the opinion of the Committee, the Participant, without the written consent of Ferro:

          (a) Directly or indirectly, engages in, or assists or has a material ownership interest in, or acts as agent, advisor or consultant of, for, or to any person, firm, partnership, corporation or other entity that is engaged in the manufacture or sale of any products manufactured or sold by Ferro, or any subsidiary or affiliate, or any products that are logical extensions, on a manufacturing or technological basis, of such products;

          (b) Discloses to any person any proprietary or confidential business information concerning Ferro, its subsidiaries, or affiliates or any of the officers, Directors, employees, agents, or representatives of Ferro, its subsidiaries or affiliates, which the Participant obtained or which came to his or her attention during the course of his or her employment with Ferro;

          (c) Takes any action likely to disparage or have an adverse effect on Ferro, its subsidiaries, or affiliates or any of the officers, Directors, employees, agents, or representatives of Ferro, its subsidiaries, or affiliates;

          (d) Induces or attempts to induce any employee of Ferro or any of its subsidiaries or affiliates to leave the employ of Ferro or such subsidiary or affiliate or otherwise interferes with the relationship between Ferro or any of its subsidiaries or affiliates and any of their respective employees, or hires or assists in the hiring of any person who was an employee of Ferro or any of its subsidiaries or affiliates, or solicits, diverts or otherwise attempts to take away any customers, suppliers, or co-venturers of Ferro, any subsidiary or any affiliate, either on the Participant's own behalf or on behalf of any other person or entity; or

          (e) Otherwise performs any act or engages in any activity which in the opinion of the Committee is inimical to the best interests of Ferro.

     6. Stock Options for Directors. Each year under this Plan, Ferro may grant Directors who are not employees of Ferro or any of its subsidiaries and affiliates options to purchase such number of shares of Common Stock as is recommended by the Committee and approved by the Board. Such Director Stock Options will be granted on such date as the Committee or the Board determines. If an individual is elected or appointed Director at least six months before the expected annual grant date, then his or her first Director Stock Option will granted as of the date he or she is elected or appointed. No Director Stock Option will be granted to a Director if his or her normal retirement under a plan or policy of Ferro will occur within six months after the date a Director Stock Option otherwise would have been granted. The option exercise price of Director Stock Options will be the per share fair market value of the Common Stock on the date of the grant, as determined by the Committee. The terms and conditions of each Director Stock Option will be contained in a written option agreement, signed on behalf of Ferro by the Chief Executive Officer, setting forth the number of shares of Common Stock subject to the option, the option price to be paid upon exercise, the manner in which the option may be exercised and the option price may be paid, the term of the option and such other provisions not inconsistent with this Plan as the Committee may specify.

     7. Shares Subject to this Plan. The shares of Common Stock to be issued under this Plan may be either authorized but unissued shares or previously issued shares reacquired by Ferro and held as treasury shares, as the Committee may from time to time determine. Subject to adjustment as provided in Section 8 below, the number of shares of Common Stock reserved for Awards under this Plan will equal 3,250,000 shares of Common Stock.

     Any shares of Common Stock issued by Ferro through the assumption or substitution of outstanding grants previously made by an acquired corporation or entity shall not reduce the number of shares available for Awards under this Plan. If any shares of Common Stock subject to any Award granted under this Plan are forfeited or if such Award otherwise terminates without the issuance of such shares or payment of other consideration in lieu of such shares, the shares subject to such Award, to the extent of any such forfeiture or nonissuance, shall again be available for grant under this Plan as if such shares had not been subject to an Award. As regards Performance Share Awards, each Performance Share will be considered as a share of Common Stock counted against the maximum number of shares of Common Stock reserved for Awards under this Plan, whether represented by forfeitable Common Stock or by phantom Performance Shares, and no shares of Common Stock shall again be available for grant under this Plan as a result of any repurchase by Ferro of forfeitable Common Stock or any cash payment in settlement of Performance Shares.

     Subject to adjustment as provided in Section 8 below:

          (a) A cumulative maximum of 200,000 shares of Common Stock will be available for issuance with respect to incentive stock options granted under this Plan;

          (b) A cumulative maximum of 500,000 shares of Common Stock will be available for issuance with respect to Restricted Shares, Performance Shares, and Common Stock Awards granted under this Plan;

          (c) A maximum of 300,000 shares of Common Stock will be the subject of Stock Options (including related Stock Appreciation Rights) granted under this Plan to any single Participant during any 12-month period;

          (d) The maximum payout to any single Participant under a Performance Share Award granted during any 12-month period under this Plan will be 100,000 shares of Common Stock; and

          (e)Awards, other than the grant of Stock Options or Performance Shares, made under this Plan to any single Participant during any 12-month period may not exceed a maximum of 100,000 shares of Common Stock.

     8. Adjustments Upon Changes in Capitalization. If the outstanding shares of Common Stock are changed by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or

Common Stock of Ferro, then the maximum aggregate number and class of shares of Common Stock as to which Awards may be granted under this Plan, the maximums described in Section 7 above, the shares of Common Stock issuable pursuant to then outstanding Awards, and the option price of outstanding stock options and any related Stock Appreciation Rights shall be appropriately adjusted by the Committee. If Ferro makes an extraordinary distribution in respect of Common Stock or effects a pro rata repurchase of Common Stock, the Committee will consider the economic impact of the extraordinary distribution or pro rata repurchase on Participants and make such adjustments as it deems equitable under the circumstances. For purposes of this Section 8,

          (a) The term "extraordinary distribution" means a dividend or other distribution of (i) cash, where the aggregate amount of such cash dividend or distribution together with the amount of all cash dividends and distributions made during the preceding twelve months, when combined with the aggregate amount of all pro rata repurchases (for this purpose, including only that portion of the aggregate purchase price of such pro rata repurchases that is in excess of the fair market value of the Common Stock repurchased during such 12-month period), exceeds ten percent of the aggregate fair market value of all shares of Common Stock outstanding on the record date for determining the shareholders entitled to receive such extraordinary distribution, or (ii) any shares of capital stock of Ferro (other than shares of Common Stock), other securities of Ferro, evidences of indebtedness of Ferro or any other person, or any other property (including shares of any subsidiary of Ferro), or any combination thereof; and

          (b) The term "pro rata repurchase" means a purchase of shares of Common Stock by Ferro or any of its subsidiaries or affiliates, pursuant to any tender offer or exchange offer subject to section 13(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any successor provision of law, or pursuant to any other offer available to substantially all holders of Common Stock other than a purchase of shares of Ferro made in an open market transaction.

     The determinations of the Committee under this Section 8 shall be final and binding upon all Participants, in the absence of revision by the Board.

     9. Assignment and Transfer. No Award of a Stock Option or a related Stock Appreciation Right shall be transferable by a Participant or Director except by will or the laws of descent and distribution, and Stock Options and Stock Appreciation Rights may be exercised during a Participant's or Director's lifetime only by the Participant or Director or the Participant's or Director's guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, authorize the transfer of all or a portion of a Stock Option and related Stock Appreciation Right (other than an incentive stock option) to:

          (a) A Participant's or Director's spouse, children, grandchildren, parents, siblings and other family members approved by the Committee (collectively, "Family Members");

          (b) Trust(s) for the exclusive benefit of such Participant, Director, or Family Members; or

          (c) Partnerships or limited liability companies in which such Participant, Director, or Family Members are at all times the only partners or members.

Any transfer to or for the benefit of Family Members permitted under this Plan may be made subject to such conditions or limitations as the Committee may establish to ensure compliance under the Federal securities laws, or for other purposes. Subject to the terms of the Award, a transferee-Family Member may exercise a Stock Option and/or related Stock Appreciation Right during or after the Participant's or Director's lifetime.

     The rights and interests of a Participant or Director with respect to any Award made under this Plan other than Stock Options and related Stock Appreciation Rights may not be assigned, encumbered or transferred except, in the event of the death of a Participant or Director, by will or the laws of descent and distribution; PROVIDED, HOWEVER, that the Board is specifically authorized to permit assignment, encumbrance, and transfer of any such other Award if and to the extent it, in its sole discretion, determines that such assignment, encumbrance or transfer would not produce adverse consequences under tax or securities laws.

     10. Change of Control. Except as the Board may expressly provide otherwise, in the event of a Change of Control:

          (a) All Stock Options (including Director Stock Options) and Stock Appreciation Rights then outstanding shall become fully exercisable as of the date of the Change of Control;

          (b) All restrictions and conditions with respect to all Awards of Restricted Shares then outstanding shall be deemed fully released or satisfied as of the date of the Change of Control, except as set forth in paragraph (d) below;

          (c) All previously established Performance Targets necessary to achieve 100% of a Participant's specified award level for Performance Shares shall be deemed to have been met as of the date of the Change of Control; and

          (d) If the Change of Control occurs during a restriction period applicable to an Award of Restricted Shares or during a Performance Period applicable to a Performance Share Award, then Participants will be entitled to receive a prorata proportion of the Award that would have been distributed to them at the end of the applicable restriction period or Performance Period, based upon the portion of the applicable restriction period or Performance Period during which the Participant's employment continued.

In lieu of distributing shares of Common Stock in settlement of an Award of Restricted Shares or Performance Shares in connection with a Change of Control, Ferro may make payment to Participants in cash based on the fair market value of the Common Stock that would have been issued under the applicable Award, which fair market value for this purpose shall be the higher of (i) the closing price on the New York Stock Exchange for the Common Stock on the date of such Change of Control or (ii) the highest price per share of Common Stock actually paid in connection with such Change of Control.

     For purposes of this Section 10, the term "Change of Control" means a change of control of Ferro of a nature that would be required to be reported (assuming such event has not been previously reported) in response to Item 6 (e) of Schedule 14A of Regulation 14A (or any successor provision) promulgated under the Exchange Act; provided that, without limitation, a Change of Control shall be deemed to have occurred at such time as (i) any "person" (within the meaning of section 14(d) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of Ferro representing 50% or more of the combined voting power of Ferro's then outstanding securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board cease for any reason to constitute at least a majority of the Board unless the election, or the nomination for election, by Ferro's shareholders of each new Director was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of the period (iii) a merger or consolidation of Ferro occurs, other than a merger or consolidation that would result in Ferro's shareholders holding securities that represent immediately after the merger or consolidation more than fifty percent (50%) of the voting securities of either Ferro or the other entity that survives such merger or consolidation (or the parent of such entity) or (iv) Ferro sells or otherwise disposes of all or substantially all of Ferro's assets to an entity that is not controlled by Ferro or its shareholders; provided, however, that no Change of Control shall be deemed to occur solely as a result of the acquisition of any securities of Ferro by a trust exempt from tax under Section 501(a) of the Code that is formed for the purpose of providing retirement or other benefits to employees of Ferro, any subsidiary or any affiliate.

     11. Employee Rights Under this Plan. No employee or other person shall have any claim or right to be granted any Award under this Plan. Neither this Plan nor any action taken under this Plan shall be construed as giving any employee any right to be retained in the employ of Ferro or any subsidiary or affiliate.

     12. Settlement by Subsidiaries and Affiliates. Settlement of Awards held by employees of subsidiaries or affiliates shall be made by and at the expense of such subsidiary or affiliate. Ferro either will sell or contribute, in its sole discretion, to the subsidiary or affiliate, the number of shares needed to settle any Award that is granted under this Plan. In addition, with respect to Participants who are foreign nationals or employed outside the United States, or both, the Committee may cause Ferro or a subsidiary or affiliate to adopt such rules and regulations, policies, sub-plans or the like as may, in the judgment of the Committee, be necessary or advisable in order to effectuate the purposes of this Plan.

     13. Amendment or Termination. Ferro, by action of its Board, reserves the right to amend, modify or terminate this Plan at any time and, by action of the Committee with the consent of the Participant or Director, to amend, modify or terminate any outstanding Award Agreement, except to the extent, if any, that further shareholder approval is required pursuant to any applicable law, regulation or rule, including any rule relating to the listing on a national securities exchange of Ferro Common Stock, and except with respect to any adjustment or amendment affecting the value of a Stock Option or Stock Appreciation Right not permitted under paragraph 4(a) or 4(b) above.

     14. Effective Date and Term of Plan. This Plan is adopted by the Board as of January 1, 2003, subject to approval by Ferro shareholders at the 2003 annual meeting of shareholders. No Awards shall be made under this Plan after December 31, 2012, provided that any Awards outstanding on such date shall not be affected and shall continue in accordance with their terms.

     15. Status of Grants Under Prior Plans. Following approval of this Plan by the shareholders of Ferro, no further grants of stock options or stock appreciation rights shall be made under Ferro's Employee Stock Option Plan and no further grants of performance shares shall be made under Ferro's 1997 Performance Share Plan, provided that any outstanding stock options, stock appreciation rights, and performance shares under such prior plans shall not be affected by shareholder approval of this Plan and shall continue in accordance with their terms.


------------------------------------------------------------------------------------------------------------------------
                                                                                                 VOTE BY TELEPHONE
------------------------------------------------------------------------------------------------------------------------

                                                                                          Have your voting instruction
                                                                                          card available when you call
                                                                                          the TOLL-FREE NUMBER
                                                                                          1-800-542-1160 using a
                                                                                          touch-tone telephone. You will
                                                                                          be prompted to enter your
                                                                                          Control Number. Please follow
                                                                                          the simple prompts that will
                                                                                          be presented to you to record
                                                                                          your vote.
                                                                                          ------------------------------
                                                                                                  VOTE BY INTERNET
                                                                                          ------------------------------
                                                                                          Have your voting instruction
                                                                                          card available when you access
                                                                                          the website
                                                                                          http://www.votefast.com. You
                                                                                          will be prompted to enter your
                                                                                          Control Number. Please follow
                                                                                          the simple prompts that will
                                                                                          be presented to you to record
                                                                                          your vote.
                                                                                          ------------------------------
                                                                                                   VOTE BY MAIL
                                                                                          ------------------------------
                                                                                          Please mark, sign and date
                                                                                          your voting instruction card
                                                                                          and return it in the
                                                                                          POSTAGE-PAID ENVELOPE provided
                                                                                          or return it to: Stock
                                                                                          Transfer Dept (NC) National
                                                                                          City Bank, P.O. Box 92301
                                                                                          Cleveland OH 44193-0900.

----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
    VOTE BY TELEPHONE                        VOTE BY INTERNET                           VOTE BY MAIL
 Call TOLL-FREE using a                 Access the WEBSITE set forth          Return your voting instruction
   touch-tone phone:                      below and cast your vote:               card in the POSTAGE-PAID
     1-800-542-1160                         http://www.votefast.com                    envelope provided
----------------------------------------------------------------------------------------------------------------


                                  YOUR TELEPHONE OR INTERNET VOTE WITH RESPECT TO YOUR
                          PLAN ACCOUNT MUST BE RECEIVED BY 11:59 P.M. EDT ON APRIL 21, 2003 IN
                                      ORDER TO BE COUNTED IN THE FINAL TABULATION.

                                        SEE REVERSE SIDE FOR VOTING INSTRUCTIONS.

   To Vote Shares of Company Stock                           To Vote Uninstructed Shares of
  Allocated to Your Plan Account                               Company Stock in the Plan

CONTROL NUMBER:__________________                            CONTROL NUMBER:__________________


                    IF YOU VOTE BY MAIL, THE VOTING INSTRUCTION CARD BELOW MUST BE SIGNED AND DATED.
                               PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

-------------------------------------------------------------------------------------------------------------------
  FERRO CORPORATION                                                                CONFIDENTIAL VOTING INSTRUCTIONS
-------------------------------------------------------------------------------------------------------------------
  The undersigned, a participant in the Ferro Corporation Savings and Stock
  Ownership Plan and/or the Ferro Corporation Bargaining Unit 401(k) Plan (the
  "Plan"), hereby instructs the Trustee under the Plan, to vote the shares of
  Company stock allocated to his or her Plan account at the 2003 Annual Meeting of Ferro Corporation, and at any adjournment thereof, in accordance with the instructions on this card, as follows:

1.     ELECTION OF DIRECTORS
       Nominees for terms expiring in 2006:
       (01)  Jennie S. Hwang, Ph.D.       (02)  Hector R. Ortino     (03)  Padmasree Warrior
       |_| FOR all nominees listed above             |_|  WITHHOLD AUTHORITY
           (except as listed to the contrary below)       to vote for all nominees listed above.

       To withhold authority to vote for any individual nominee, write that nominee's name below:

       -------------------------------------------------------------------------

2.       RATIFICATION OF THE DESIGNATION OF KPMG LLP AS INDEPENDENT AUDITORS.
       |_| FOR               |_| AGAINST             |_|  ABSTAIN

3.       APPROVAL OF THE 2003 LONG-TERM INCENTIVE COMPENSATION PLAN.
       |_| FOR               |_| AGAINST             |_|  ABSTAIN

Your voting instructions will be kept confidential. Under no circumstances will the Trustee or any of its agents disclose to Ferro Corporation or any other party how you voted.

------------------------------------------------------------
Signature -- Please sign exactly as your name appears above.

Date: _____________________________ , 2003

     As a participant in the Ferro Corporation Savings and Stock Ownership Plan and/or the Ferro Corporation Bargaining Unit 401(k) Plan (the "Plan"), you have the right to instruct Mellon Bank, as Trustee, to vote the shares allocated to your Plan account. You also have the ability, acting as a Named Fiduciary under the Plan, to instruct Mellon Bank to vote a pro rata portion of the shares of Company stock (based on the ratio of the amount of Company stock in your Plan account to the total amount of Company stock in the Plan) allocated to other participants' Plan accounts for which the Trustee does not receive voting instructions.

     To direct the Trustee to vote the shares of Company stock allocated to your Plan account by mail, please sign this voting instruction card on the reverse side. To direct the Trustee to vote the shares of Company stock allocated to your Plan account by telephone or the Internet, please follow the instructions on the reverse side and use the CONTROL NUMBER PRINTED IN GREEN.

     To direct the Trustee to vote the uninstructed shares of Company stock by mail, please sign this voting instruction card below. To direct the Trustee to vote the uninstructed shares of Company stock allocated to the Plan accounts of other participants by telephone or the Internet, please follow the instructions on the reverse side and use the CONTROL NUMBER PRINTED IN BLUE.

     If you vote by telephone or the Internet, please do not send your voting instruction card by mail.



          PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------






FERRO CORPORATION                               CONFIDENTIAL VOTING INSTRUCTIONS
--------------------------------------------------------------------------------
The undersigned participant, acting as a Named Fiduciary under the Ferro Corporation Savings and Stock Ownership Plan and/or the Ferro Corporation Bargaining Unit 401(k) Plan (the "Plan"), hereby instructs the Trustee under the Plan to vote the shares subject to this instruction at the 2003 Annual Meeting of Ferro Corporation, and at any adjournment thereof, in accordance with the instructions on this card, as follows:

  1. ELECTION OF DIRECTORS
     Nominees for terms expiring in 2006:
     01) Jennie S. Hwang, Ph.D.    (02) Hector R. Ortino  (03) Padmasree Warrior
     |_| FOR all nominees listed above             |_|  WITHHOLD AUTHORITY
         (except as listed to the contrary below)       to vote for all nominees
                                                        listed above.
     To withhold authority to vote for any individual nominee, write that nominee's name below:

     ---------------------------------------------------------

  2. RATIFICATION OF THE DESIGNATION OF KPMG LLP AS INDEPENDENT AUDITORS.
       |_| FOR               |_| AGAINST             |_|  ABSTAIN

  3. APPROVAL OF THE 2003 LONG-TERM INCENTIVE COMPENSATION PLAN.
       |_| FOR               |_| AGAINST             |_|  ABSTAIN

  Your voting instructions will be kept confidential. Under no circumstances will the Trustee or any of its agents disclose to Ferro Corporation or any other party how you voted.

------------------------------------------------------------
Signature -- Please sign exactly as your name appears above.

Date: _____________________________ , 2003

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  VOTE BY TELEPHONE
----------------------------------------------------------------------------------------------------------------------------
                                                                                              Have your proxy card
                                                                                              available when you call
                                                                                              the TOLL-FREE NUMBER
                                                                                              1-800-542-1160 using a
                                                                                              touch-tone telephone. You
                                                                                              will be prompted to enter
                                                                                              your Control Number.
                                                                                              Please follow the simple
                                                                                              prompts that will be
                                                                                              presented to you to record
                                                                                              your vote.
----------------------------------------------------------------------------------------------------------------------------
                                                                                                     VOTE BY INTERNET
----------------------------------------------------------------------------------------------------------------------------
                                                                                              Have your proxy card
                                                                                              available when you access
                                                                                              the website
                                                                                              http://www.votefast.com.
                                                                                              You will be prompted to
                                                                                              enter your Control Number.
                                                                                              Please follow the simple
                                                                                              prompts that will be
                                                                                              presented to you to record
                                                                                              your vote.
----------------------------------------------------------------------------------------------------------------------------
                                                                                                       VOTE BY MAIL
----------------------------------------------------------------------------------------------------------------------------
                                                                                              Please mark, sign and date
                                                                                              your proxy card and return
                                                                                              it in the POSTAGE-PAID
                                                                                              ENVELOPE provided or
                                                                                              return it to: Stock
                                                                                              Transfer Dept (NC)
                                                                                              National City Bank, P.O.
                                                                                              Box 92301 Cleveland OH
                                                                                              44193-0900.

----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
      VOTE BY TELEPHONE          VOTE BY INTERNET           VOTE BY MAIL
   Call TOLL-FREE using a     Access the WEBSITE and      Return your proxy
      touch-tone phone:          cast your vote:         in the POSTAGE-PAID
       1-800-542-1160         http://www.votefast.com     envelope provided
--------------------------------------------------------------------------------


                       VOTE 24 HOURS A DAY, 7 DAYS A WEEK!
YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 11:59 P.M. EASTERN DAYLIGHT
TIME ON THURSDAY, APRIL 24, 2003 IN ORDER TO BE COUNTED IN THE FINAL TABULATION.

  IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR PROXY BY MAIL.

                             YOUR CONTROL NUMBER IS:

                             ------------------------

                      PROXY MUST BE SIGNED AND DATED BELOW.
           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

FERRO CORPORATION                                                         PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
MEETING OF SHAREHOLDERS ON APRIL 25, 2003.

The undersigned shareholder of Ferro Corporation hereby appoints James C. Bays and M. A. Jorgenson, the proxies of the undersigned, to vote the shares of the undersigned at the 2003 Annual Meeting of Shareholders of the Corporation and any adjournment thereof upon the proposals on the reverse side.




                                        --------------------------------
                                        Signature


                                        --------------------------------
                                        Signature if held jointly

                                        Date:                      , 2003
                                               --------------------

                                        NOTICE: When signing as attorney,
                                        executor, administrator, trustee
                                        or guardian, please give your full
                                        title as such. A proxy given by a
                                        corporation should be signed in
                                        the corporate name by the chairman
                                        of its board of directors, its
                                        president, vice president,
                                        secretary, or treasurer.


           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

FERRO CORPORATION                                                         PROXY
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PLEASE INDICATE HOW YOU WISH YOUR SHARES TO BE VOTED. UNLESS OTHERWISE
INDICATED, THE PROXIES WILL VOTE FOR PROPOSALS 1, 2 AND 3.

THE BOARD OF DIRECTORS RECOMMENDS VOTES BE CAST FOR PROPOSALS 1, 2 AND 3.
1.   ELECTION OF DIRECTORS
     Nominees for terms expiring in 2006:
     (01) Jennie S. Hwang, Ph.D.  (02) Hector R. Ortino   (03) Padmasree Warrior
     |_| FOR all nominees listed above            |_|  WITHHOLD AUTHORITY
         (except as listed to the contrary below)      to vote for all nominees
                                                       listed above.

To withhold authority to vote for any individual nominee, write that nominee's name or number below:

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2.  RATIFICATION OF THE DESIGNATION OF KPMG LLP AS INDEPENDENT AUDITORS.
     |_|  FOR               |_| AGAINST             |_| ABSTAIN
3.       APPROVAL OF THE 2003 LONG-TERM INCENTIVE COMPENSATION PLAN.
     |_|  FOR               |_| AGAINST             |_| ABSTAIN
4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE